UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

F5, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of Fiscal Year
2024 Annual
Shareholders Meeting

MEETING DETAILS	Time and Date March 13, 2025 at 11:00 a.m. Pacific Time
Virtual Meeting Location This year is a virtual meeting at www.virtualshareholdermeeting.com/FFIV2025
Record Date January 7, 2025. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

Items of Business	1	To elect 12 directors nominated by the Board of Directors of the Company to hold office until the Annual Meeting of Shareholders for fiscal year 2025;
	2	To approve, on an advisory basis, the compensation of our named executive officers;
	3	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025; and
	4	To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

By Order of the Board of Directors,

SCOT F. ROGERS Secretary
Seattle, Washington January 27, 2025

Notice of Fiscal Year 2024 Annual Shareholders Meeting

Your Vote Is Important!
Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, please promptly vote and submit your proxy by phone, over the Internet, or by signing, dating, and returning the accompanying proxy card in the enclosed, prepaid, return envelope or otherwise completing the appropriate voting instruction form. If you decide to attend the Annual Meeting and wish to vote virtually at the meeting, please see “Questions and Answers About the Annual Meeting and These Proxy Materials” below.

Notice of Fiscal Year 2024 Annual Shareholders Meeting
Important Notice Regarding the Availability of Proxy Materials for
the Company’s Annual Meeting of Shareholders on March 13, 2025.
The F5, Inc. Proxy Statement and 2024 Annual Report to Shareholders are available online at www.proxyvote.com and on our website at www.f5.com under the “Company — Investor Relations — Financials” section.
Please do not return the enclosed paper ballot if you are voting over the Internet or by telephone.

WAYS TO VOTE	Vote by Internet www.proxyvote.com — 24 hours a day/7 days a week
Vote by Telephone 1-800-690-6903 via touch-tone — 24 hours a day/7 days a week
Vote Online During the Meeting See “Questions and Answers About the Annual Meeting and These Proxy Materials — How do I vote? — Voting “Virtually” at the Annual Meeting” below.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on March 12, 2025. Have your proxy card or notice in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on March 12, 2025. Have your proxy card or notice in hand when you call and then follow the instructions.
Your cooperation is appreciated since a majority of the shares of Company Common Stock entitled to vote must be represented at the virtual Annual Meeting, either in person or by proxy, to constitute a quorum for the conduct of business.
Please note that brokers may not vote your shares on the election of directors or on the advisory vote on executive compensation, in the absence of your specific instructions as to how to vote. Please vote your proxy or provide your specific instructions to your broker so your vote can be counted.

Proxy Statement Fiscal Year 2024 Annual
Meeting of Shareholders
F5, Inc. (“F5” or the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held on
March 13, 2025, at 11:00 a.m., Pacific Time, in a virtual format through a live webcast at www.virtualshareholdermeeting.com/FFIV2025, and at any adjournments or postponements thereof (the “Annual Meeting”). As used herein, “we,” “us,” “our,” “F5” or the “Company” refers to F5, Inc., a Washington corporation. Proxy materials are being made available and mailed to shareholders on or about January 27, 2025. The Company’s principal executive offices are located at 801 Fifth Avenue, Seattle, Washington 98104. The Company’s telephone number at that location is 206-272-5555.

Proxy Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

ANNUAL MEETING OF SHAREHOLDERS	Time and Date March 13, 2025 at 11:00 a.m. Pacific Time
Virtual Meeting Location This year is a virtual meeting at www.virtualshareholdermeeting.com/FFIV2025
Record Date January 7, 2025
Mailing Date Approximately January 27, 2025
Voting Shareholders as of the record date are entitled to vote. Each share of Company Common Stock is entitled to one vote for each director nominee and one vote for each of the proposals

MEETING AGENDA	• Election of the 12 directors listed in this Proxy Statement and on the proxy card
• Advisory vote on compensation of our named executive officers
• Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2025
• Transact other business that may properly come before the meeting, or any adjournment or postponement

	Proposal		Board Vote Recommendation	Page References for More Detail
VOTING MATTERS AND VOTE RECOMMENDATION	1	To elect 12 directors nominated by the Board to hold office until the Annual Meeting of Shareholders for fiscal year 2025	FOR (each nominee)	p. 83
	2	Advisory vote to approve the compensation of our named executive officers	FOR	p. 84
	3	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025	FOR	p. 86

Fiscal Year 2024 Proxy Statement	1

Proxy Summary

ABOUT F5
OUR VALUES

BOARD & GOVERNANCE HIGHLIGHTS	Independent Board Chair	11 of 12 Board Nominees are Independent	8 of 12 Board Nominees Identify as Diverse
	Declassified Board — All Directors Elected Annually	Share Ownership Guidelines for Executives & Directors	Clawback Policy for Named Executive Officers
	One-year Post-vesting Holding Period for Executive Equity Awards Beginning with Grants Awarded in Fiscal Year 2022	Majority Voting for All Directors	Third-Party Led Board Self-Assessment Process
	Independent Directors Meet Without Management Present	Prohibition on Hedging, Pledging and Short Sale of Company Stock

2	Fiscal Year 2024 Proxy Statement

Proxy Summary

AWARDS AND COMPANY RECOGNITION	F5 Named a Leader in the IDC MarketScape: Worldwide Web Application and API Protection Enterprise Platforms 2024 Vendor Assessment	F5 Named Winner of Best API Security Solution by SC Awards 2024	F5 Recognized with Six TrustRadius Top Rated Awards
	Finalist for the CRN Tech Innovator Award	F5 Listed Among Leaders in KuppingerCole Leadership Compass 2024 for WAF	F5 employee awarded CRN’s The Most Powerful Women of the Channel 2024: Power 100

FISCAL YEAR 2024 Performance Highlights	Annual revenue $2.8 BILLION	Cash flow from operations $792 MILLION
	GAAP net income $567 MILLION	Cash returned to shareholders through share repurchases $500 MILLION

COMPENSATION POLICIES AND PRACTICES LINKED TO SHAREHOLDER VALUE CREATION AND RISK MITIGATION	Pay for performance	We emphasize pay for performance and align executive compensation with the Company’s business objectives and performance, and the creation of long-term shareholder value.
	Threshold performance metrics	Incentive-based compensation is at risk and payable only if certain threshold performance metrics are achieved.
	No excise tax gross-ups	The Company does not provide “golden parachute” excise tax gross-ups upon a change in control of the Company.
	Benefit plans	The Company offers its executive officers only modest perquisites that are supported by a business interest and are consistent with broad-based benefit plans available to other employees.
	Stock ownership guidelines	Directors and executives are subject to stock ownership requirements that encourage alignment with the interests of shareholders.

Fiscal Year 2024 Proxy Statement	3

Proxy Summary

Clawback policy
In the event of a restatement of any financial measure used in determining performance-based compensation for executives, the Company shall recover any payments to an executive in excess of what would have been received if determined based on the restated financial measure subject to limited exceptions.

No hedging of stock
Executive officers, directors and other employees are prohibited from trading in puts, calls or other derivatives of Company Common Stock or otherwise engaging in short sales of Company Common Stock or hedging transactions related to Company Common Stock. In addition, executive officers, directors and other employees are prohibited, except under limited exceptions, from holding Company Common Stock in a margin account or pledging Company Common Stock as collateral for a loan.

No re-pricing of options	Under the terms of the equity plan, the re-pricing of underwater options is prohibited absent shareholder approval.
Double-trigger change of control agreements	The Company’s change of control agreements with its executives contain a “double trigger” feature.
Post-vesting holding requirement
Beginning with awards granted in fiscal year 2022, Company executives must retain for at least one year the net shares received on the vesting of Restricted Stock Units, which aligns executives’ long-term incentives with the interests of shareholders.

Annual advisory vote	Annual advisory vote on executive compensation provides shareholders with a direct opportunity to express their opinion regarding the Company’s executive pay practices.
Capped incentive compensation	Executive incentive compensation is capped avoiding excessive risk-taking and limiting to a reasonable level the amount of total performance-based compensation paid.

4	Fiscal Year 2024 Proxy Statement

Proxy Summary
Director Nominees	The following table provides summary information about each director nominee. Each director named below is a continuing director and all directors are elected annually by a majority of votes cast.

							Committees
Name	Age	Director Since	Occupation	Independent	Diverse(1)	Other Public Boards	Audit	Risk	Talent and Compensation	Nominating and ESG
Marianne N. Budnik	56	October 2022	Chief Marketing Officer, VAST Data; Director, Cerence Inc.
Elizabeth L. Buse	63	September 2020	Director, U.S. Bancorp; Retired Chief Executive Officer, Monitise, Plc.
Michel Combes	62	September 2023	Former Executive Vice President, Claure Group; Director, Philip Morris International Inc.; Director, Etisalat
Michael L. Dreyer	61	October 2012	Director, Coherent Corp. (formerly II-VI Inc.); Retired Chief Operations Officer, Silicon Valley Bank
Tami Erwin	60	October 2023	Director, Deere & Company; Director, Xerox Corporation; Director, York Space Systems; Former Chief Executive Officer, Verizon Business Group
Julie M. Gonzalez	43	October 2024	Sr. Vice President, Business Finance, Workday, Inc.
Alan J. Higginson	77	May 1996	Chair of the Board, F5; Former Chair, Hubspan, Inc.
Peter S. Klein	62	March 2015	Director, Denali Therapeutics Inc.; Director, Accolade, Inc.; Retired Chief Financial Officer, Microsoft Corporation
François Locoh-Donou	53	April 2017	President and Chief Executive Officer, F5; Director, Capital One Financial Corporation
Maya McReynolds	53	October 2024	Chief Financial Officer, Client Solutions Group, Dell Technologies Inc.
Nikhil Mehta	47	January 2019	Chief Executive Officer, Gainsight, Inc.; Director, Pubmatic, Inc.
Michael F. Montoya	53	June 2021	Chief Operating Officer, BlueVoyant

= Chair	= Member	= Financial Expert(2)

Fiscal Year 2024 Proxy Statement	5

Proxy Summary
1.
Directors included in the diverse designation represent individuals whose race, ethnicity, gender, or LGBTQ+ self-identification contribute to Board heterogeneity and expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees, investors, and other stakeholders, and met the definition of “diverse director” under the Nasdaq Listing Rules previously approved.

2.	Audit committee financial expert as defined in Item 407 of Regulation S-K.
BOARD SKILLs AND DIVERSITY MATRIX

Financial Experience
11
Global Business
12
Senior Leadership
12
Strategy & Risk Management
12
Human Capital Management
5
Security/Cybersecurity
5
Software
8
Capital Markets
4
M&A Integration
10
Operational Expertise
6
ESG
4

Five of our 12 Director nominees are women, four of our 12 Director nominees are ethnically diverse with one identifying as Black, one identifying as Asian and two identifying as Hispanic/Latino(a). No Directors identify as LGBTQ+. One director identifies as a military veteran.

6	Fiscal Year 2024 Proxy Statement

Proxy Summary

Total number of directors: 12

(1)
Represents Director nominees with financial fluency. The Board of Directors has determined that Mr. Klein and Mses. Gonzalez and McReynolds are “audit committee financial experts” as defined in Item 407 of Regulation S-K.

Fiscal Year 2024 Proxy Statement	7

Questions and Answers About the Annual Meeting and These Proxy
Materials

Why am I receiving these materials?
You are receiving these materials because you are a shareholder of the Company as of the close of business on January 7, 2025 (the “Record Date”) and are entitled to receive notice of the Annual Meeting and to vote on matters that will be presented at the meeting. This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures.

How does the Board of Directors recommend that I vote?	The Board of Directors recommends that you vote:

•
FOR the election of Marianne N. Budnik, Elizabeth L. Buse, Michel Combes, Michael L. Dreyer, Tami Erwin, Julie M. Gonzalez, Alan J. Higginson, Peter S. Klein, François Locoh-Donou, Maya McReynolds, Nikhil Mehta, and Michael F. Montoya as directors to hold office until the Annual Meeting of Shareholders for fiscal year 2025;

• FOR the approval, on an advisory basis, of the compensation of our named executive officers; and
• FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

Will there be any other items of business on the agenda?
The Company is not aware, as of the date of this Proxy Statement, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders. If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment.

Who is entitled to vote at the Annual Meeting?
Only holders of our Common Stock, no par value, at the close of business on the Record Date may vote at the Annual Meeting. We refer to the holders of Common Stock as “shareholders” throughout this Proxy Statement. Each shareholder is entitled to one vote for each share of Common Stock held as of the Record Date.

What constitutes a quorum, and why is a quorum required?
We need a quorum of shares of Common Stock eligible to vote to conduct business at our Annual Meeting. A quorum exists when at least a majority of the outstanding shares entitled to vote at the close of business on the Record Date are represented at the virtual Annual Meeting either in person or by proxy. As of the close of business on the Record Date, we had 58,015,127 shares of Common Stock outstanding and entitled to vote at the virtual Annual Meeting, meaning that 29,007,565 shares of Common Stock must be represented in person or by proxy to have a quorum. Abstentions and broker non-votes (as described below) will also count towards the quorum requirement. Your shares will be counted toward the number needed for a quorum if you: (i) submit a valid proxy card or voting instruction form, (ii) give proper instructions over the telephone or on the Internet, or (iii) in the case of a shareholder of record, virtually attend the Annual Meeting.

8	Fiscal Year 2024 Proxy Statement

Questions and Answers About the Annual Meeting and These Proxy Materials

What is the difference between holding shares as a shareholder of record and as a beneficial owner?	Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with Equiniti Trust Company, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like many of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or nominee provides. If you wish to vote the shares you own beneficially at the virtual meeting, you should follow the voting instructions or other information you received from your broker or other nominee and the instructions on the website at www.virtualshareholdermeeting.com/FFIV2025. If you do not provide your broker or nominee with instructions on how to vote your shares or a legal proxy, your broker or nominee will be able to vote your shares with respect to some, but not all, of the proposals. Please see “What will happen if I do not vote my shares?” and “What if I do submit my proxy but do not specify how my shares are to be voted?” for additional information.

How do I vote?	Shareholders of Record. If you are a shareholder of record, there are several ways for you to vote your shares:

•
Voting by Mail. You may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than March 12, 2025 to be voted at the Annual Meeting. If you vote by telephone or on the Internet, please do not return your proxy card unless you wish to change your vote.

• Voting by Telephone. You may vote by telephone by using the toll-free number listed on your proxy card.

•
Voting on the Internet. You may vote on the Internet by using the voting portal found at www.proxyvote.com. As with telephone voting, you can confirm that your instructions have been properly recorded. Voting via the Internet is a valid proxy voting method under the laws of the State of Washington (our state of incorporation).

•
Voting “Virtually” at the Annual Meeting. You may vote your shares at the Annual Meeting by following the instructions on the website at www.virtualshareholdermeeting.com/FFIV2025. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you do not vote at the virtual Annual Meeting.

Beneficial Owners. You may vote by the method explained on the voting instructions or other information you receive from the broker or nominee.

Can I revoke or change my vote after I submit my proxy?	Yes. You may revoke or change your vote after submitting your proxy by one of the following procedures:

•
Delivering a proxy revocation or another proxy bearing a later date to the Secretary of the Company at 801 Fifth Avenue, Seattle, Washington 98104 up until 11:59 p.m. Eastern Time the day before the Annual Meeting;

•
If you have voted by Internet or telephone and still have your control number, you may change your vote via Internet or telephone up until 11:59 p.m. Eastern Time the day before the Annual Meeting; or

•
Attending the Annual Meeting and voting virtually. If you are a beneficial owner, you should follow the voting instructions or other information you received from your broker or other nominee and the instructions on the website at www.virtualshareholdermeeting.com/FFIV2025.

Please note that attendance alone at the Annual Meeting will not revoke a proxy; you must actually vote at the virtual Annual Meeting.

Fiscal Year 2024 Proxy Statement	9

Questions and Answers About the Annual Meeting and These Proxy Materials

What will happen if I do not vote my shares?
Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by mail, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. Under applicable stock exchange rules, your broker or nominee does not have discretion to vote your shares on non-routine matters, which include Proposals 1 and 2. However, your broker or nominee does have discretion to vote your shares on routine matters such as Proposal 3.

What if I do submit my proxy but do not specify how my shares are to be voted?	If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

•
FOR the election of Marianne N. Budnik, Elizabeth L. Buse, Michel Combes, Michael L. Dreyer, Tami Erwin, Julie M. Gonzalez, Alan J. Higginson, Peter S. Klein, François Locoh-Donou, Maya McReynolds, Nikhil Mehta, and Michael F. Montoya as directors to hold office until the Annual Meeting of Shareholders for fiscal year 2025;

• FOR the approval, on an advisory basis, of the compensation of our named executive officers; and
• FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

What is the effect of an abstention or a “broker non-vote”?
Brokers or other nominees who hold shares of Common Stock for a beneficial owner generally have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A “broker non-vote” occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. If you abstain from voting on a proposal, or if a broker or nominee indicates it does not have discretionary authority to vote on a proposal, the shares will be counted for the purpose of determining if a quorum is present but will not be included in the vote totals with respect to the proposal. Furthermore, any abstention or broker non-vote will have no effect on the proposals to be considered at the Annual Meeting since these actions do not represent votes cast by shareholders.

What is the vote required for each proposal?	Proposal		Vote Required*	Broker Discretionary Voting Allowed
	1	Election of 12 directors nominated by the Board to hold office until the Annual Meeting of Shareholders for fiscal year 2025	Majority of Votes Cast	No
	2	Advisory vote to approve the compensation of our named executive officers	Majority of Votes Cast	No
	3	Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025	Majority of Votes Cast	Yes

*	Under Washington law and the Company’s Fourth Amended and Restated Articles of Incorporation (the “Articles”) and Eighth Amended and Restated Bylaws (the “Bylaws”), if a quorum exists at the

10	Fiscal Year 2024 Proxy Statement

Questions and Answers About the Annual Meeting and These Proxy Materials
meeting, a nominee for director in an uncontested election will be elected by the vote of the majority of votes cast. A majority of votes cast means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director. If a director nominee who is an incumbent does not receive the requisite votes, that director’s term will end on the earliest of (i) the date on which the Board appoints an individual to fill the office held by that director; (ii) 90 days after the date on which an inspector determines the voting results as to that director; or (iii) the date of that director’s resignation. With respect to Proposals 2 and 3, a majority of votes cast means that the number of votes cast “FOR” the matter exceeds the number of votes cast “AGAINST” the respective matter.
With respect to Proposal 1, you may vote FOR the nominee, AGAINST the nominee, or you may vote ABSTAIN as to the nominee. The nominee will be elected if he or she receives more FOR votes than AGAINST votes. Proxies may not be voted for more than 12 directors and shareholders may not cumulate votes in the election of directors.
With respect to Proposals 2 and 3, you may vote FOR, AGAINST or ABSTAIN as to each proposal.

Why are we holding a virtual Annual Meeting?
We believe that it is best to hold a virtual only Annual Meeting because a virtual meeting provides broad and convenient access to and enables participation by our shareholders in a cost-reducing and environmentally friendly way. The virtual Annual Meeting will allow our shareholders to ask questions and to vote.

How can I attend and participate in the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of shareholders conducted exclusively via live audio webcast. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/FFIV2025. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 11:00 a.m. Pacific Time on March 13, 2025. We encourage you to access the virtual meeting website prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow ample time to ensure your ability to access the meeting.

We will hold our question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.
You may submit a question at any time during the meeting by visiting www.virtualshareholdermeeting.com/ FFIV2025. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the Rules of Conduct will be available online at the Annual Meeting.

CAN SHAREHOLDERS ASK QUESTIONS AT THE VIRTUAL ANNUAL MEETING?
Yes. We have designed the format of the virtual Annual Meeting to ensure that our shareholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting. After the voting results are announced at the Annual Meeting, we will hold a Q&A session during which we intend to answer questions submitted during the meeting that are pertinent to the Company, as time permits, and in accordance with our Rules of Conduct for the Annual Meeting. During the Annual Meeting, you can view our Rules of Conduct and submit any questions at virtualshareholdermeeting.com/FFIV2025.

What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?
Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the Basic Call Center Support numbers located on the meeting login page for assistance.

Fiscal Year 2024 Proxy Statement	11

Questions and Answers About the Annual Meeting and These Proxy Materials
What happens if the Annual Meeting is adjourned or postponed?	Your proxy will still be effective and will be voted at the rescheduled Annual Meeting as applicable. You will still be able to change or revoke your proxy until it is voted.

Who is making this proxy solicitation and paying for the costs of this proxy solicitation?
The Board of Directors of the Company is soliciting the proxies accompanying this Proxy Statement. The Company will pay all of the costs of this proxy solicitation. However, you will need to obtain your own Internet access if you choose to access the proxy materials and/or vote over the Internet. In addition to mail solicitation, officers, directors, and employees of the Company may solicit proxies personally or by telephone, without receiving additional compensation. The Company has retained Alliance Advisors to assist with the solicitation of proxies in connection with the Annual Meeting. The Company will pay Alliance Advisors customary fees, which are expected to be $12,000 plus expenses. The Company, if requested, will pay brokers, banks, and other fiduciaries that hold shares of Common Stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to shareholders.

How can I find the results of the Annual Meeting?
We intend to announce preliminary voting results at the Annual Meeting and publish final results on a Form 8-K within four business days of the Annual Meeting. The Form 8-K will be available on our website at www.f5.com under the “Company — Investor Relations — Financials — SEC Filings” section.

12	Fiscal Year 2024 Proxy Statement

Corporate Governance
The Company’s relationship with its shareholders is an important part of the Company’s success and the Company believes it is important to engage with its shareholders and to obtain their perspectives. The Company’s management team believes that this approach to engaging openly with the Company’s shareholders on topics such as executive compensation, and Environmental, Social and Governance (ESG) issues drives increased corporate accountability, improves decision making, and ultimately creates long-term value. The Company is committed to:

Accountability Driving and supporting strong corporate governance and Board practices to ensure oversight, accountability, and good decision making.
Transparency Maintaining transparency on a range of financial, executive compensation, and governance issues to build trust and foster two-way dialogue that supports the Company’s business success.
Engagement Proactively engaging with shareholders in conversations on a variety of topics to identify emerging trends and issues to inform the Company’s thinking and approach.

SHAREHOLDER ENGAGEMENT AND ANNUAL ADVISORY VOTE
The Company’s senior management team, including the President and Chief Executive Officer, Chief Financial Officer, and Vice President of Investor Relations, regularly engages in meaningful dialogue with shareholders and potential shareholders through in-person, video, and teleconference meetings. During fiscal year 2024, F5 met or spoke directly with more than 120 institutional investors, including shareholders representing approximately 27% of the Company’s total outstanding shares (based on holdings as set forth in their SEC filings as of September 30, 2024).

In addition to its routine shareholder engagement, the Company engages in proactive outreach to shareholders to discuss and receive input, provide additional information, and address questions about Environmental, Social, and Governance (ESG) topics, including with respect to executive compensation programs. These engagements enable us to better understand our shareholders’ priorities and perspectives and provide us with useful input.
In recognition of investor sentiment, for fiscal year 2024, we transitioned the measurement and vesting periods for the performance based RSUs earned by executives based upon the Company’s relative Total Shareholder Return (“rTSR”) performance. Over the coming years, shares earned for rTSR performance will transition to a three-year measurement period with a three-year cliff vesting at the end of the measurement period.
The Committee carefully considers feedback from shareholders about the Company’s executive compensation, including the results of the shareholders’ annual advisory vote on executive compensation. The Committee believes last year’s 92% approval vote reflects overall support for the executive compensation program. Shareholders are invited to express their views to the Committee, including as described below under the heading “Communications with Directors.”

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE (ESG) TOPICS
At F5, we care deeply not just about what we do, but how we do it. Our guiding principle to “do the right thing” applies to our employees, officers, Board of Directors, and our subsidiaries and controlled affiliates across the globe and is set forth in F5’s Code of Business Conduct and Ethics - available at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.

Most importantly, our principle to “do the right thing” is expressed every day at F5 in what we call BeF5 (culture behaviors) and LeadF5 (leadership principles).

Fiscal Year 2024 Proxy Statement	13

Corporate Governance

This approach is reflected in our commitment to ESG – extending from the environmental sustainability of our products and operations to the well-being of our employees and our communities.
F5’s Nominating and ESG Committee of the Board provides oversight of the Company’s ESG program and reviews ESG strategy, disclosures, and metrics each quarter.
F5 also publishes an annual ESG Report aligned to the Sustainability Accounting Standards Board (SASB) disclosure framework. The report is available at f5.com under the “Company — Investor Relations — ESG” section for stakeholders.

ENVIRONMENTAL
In fiscal year 2024, F5 took a step forward in its environmental commitments by successfully obtaining the Science Based Target Initiative's verification for its 2030 target to reduce both absolute Scope 1 and 2 emissions by 50% and absolute Scope 3 emissions by 43% from the 2021 baseline.

F5 has made year-over-year progress to meet this target by optimizing its energy use, sourcing more renewable energy, and enhancing the sustainability of its products and supply chain processes.

SOCIAL	Employees

As of September 30, 2024, F5 had 6,557 employees – over 99% of whom were fulltime employees. Our employees are in 47 countries, with 47% of employees based in the United States.
F5 experienced no work stoppages in fiscal year 2024 and none of our employees in the United States are represented by a labor union. We believe that our employee relations are in good standing overall, as evidenced by our bi-annual employee engagement survey results. As of June 2024, our employees reported high satisfaction on several key questions, including:
•	80% of employees favorably rate “I am proud to work for F5.”
•	88% of employees favorably rate “My manager genuinely cares about my well-being.”
•	89% of employees favorably rate “F5 shows a commitment to ethical business decisions and conduct.”
A survey measure that F5 tracks closely as a gauge of our culture decreased from fiscal year 2023. As of June 2024, 73% of employees favorably rate “I feel a sense of belonging at F5,” compared to 76% the year prior. The employee comments in the survey highlighted a consistently strong sense of team camaraderie, but broader organizational changes contributed to a year-over-year decline in our belonging score. F5 is concentrating its efforts and programs on improving our belonging score, to foster the culture that is important to our employees' and our company's performance.

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Corporate Governance
Growth and development
We provide employees with opportunities to improve their technical and professional knowledge, nurture our innovation ecosystem, strengthen management and leadership, as well as maintain high standards of business integrity through ongoing compliance training.
These development opportunities are available through live employee events like Technology Days dedicated to exploring innovative ideas, such as Generative AI. F5 also offers employees leadership coaching, global mentor and sponsorship programs, and multiple third-party resources to enhance internal learning opportunities.
Compensation and Benefits
F5 aims to attract, reward, and retain extraordinary talent from diverse backgrounds by offering a total compensation package that is equitable, flexible, and market competitive. The package includes base pay, incentive plans, restricted stock unit grants (“RSUs”), Employee Stock Purchase Plan, retirement plans, healthcare, paid time off and family leave that F5 provides to employees, as well as programs that support the diverse needs of employees’ overall health and wellbeing.
In fiscal year 2024, F5 also renewed its popular Wellness Weekends, which provide one weekend per quarter when all employees have a pre-determined Friday through Monday off to reset and refresh.
However, in response to continued macroeconomic uncertainty, we altered our incentive plans in fiscal year 2024 to reduce our operating budgets. F5 capped the annual cash bonus for the CEO at 50% and capped the annual cash bonuses for executives and all employees participating in our Management by Objective (“MBO”) bonus plan at 75% of target.
Diversity and Inclusion
F5 is steadfast in its commitment to create a diverse and inclusive workplace. F5 believes our differences – when embraced with humility and respect – drive smarter decisions, increased innovation, stronger performance, and a culture where everyone can be themselves and reach their full potential.
Outlined in our strategic framework called “IDEA,” Inclusion, Diversity, Equity and Allyship requires focus and engagement at all levels of the organization and is embedded into our ways of working.
To increase inclusion at F5, we foster communities through our seven Employee Inclusion Groups (“EIGs”) – F5 Ability, F5 Appreciates Blackness, F5 Asian & Pacific Islanders, F5 Connects Women, F5 Latinx e Hispanos Unidos, F5 Military Veterans and F5 Pride – bringing people together across F5 and around the world. Since the first EIG was established at F5 in 2013, these global communities, where everyone is welcome, have grown significantly. In fiscal year 2024, F5’s EIGs represented over 2,000 employees.
We find that allyship is critical to the sustainability of our diversity and inclusion program at F5. The F5ers engaging with this program are on a continuous learning journey to build a culture where everyone feels they belong and can reach their full potential. Each month, content is made available to the allyship community to deepen their understanding of experiences different from their own and gain new skills to speak up and speak out as active participants in creating a more diverse and inclusive F5.
F5’s commitment to diversity and inclusion is advanced by the transparency of the actions it takes to build a culture of belonging. F5’s progress during fiscal year 2024 is detailed in the annual F5 Diversity and Inclusion Report available at f5.com under Company — Diversity & Inclusion and in the results of the diverse representation and employee inclusion score metrics for the Company’s executives’ short-term cash incentive program included in the section below entitled 2024 Cash Incentive Award.

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Corporate Governance
Global Good
F5 Global Good represents the Company’s commitment to community development, in alignment with our employee engagement and diversity and inclusion programs. Together, F5 and its employees donated over $3.9 million to over 3,200 non-profits worldwide in fiscal year 2024.
We are proud that employees direct the entirety of Global Good’s donations, through both the Company matching program and grant selection committees. In fiscal year 2024, two-thirds of all worldwide employees participated in Global Good programs and volunteered more than 15,000 hours in their communities. In addition, F5 employees directed over 80% of all Global Good grant funding in fiscal year 2024 to non-profit organizations serving majority people of color and/or marginalized racial or ethnic communities.

GOVERNANCE
Below we describe F5’s corporate governance policies and practices that foster effective Board oversight in service of the long-term interests of our shareholders, explain the process for selecting director candidates, and present the 2025 nominees for election to our Board.

Board Leadership
The Company currently separates the roles of Chief Executive Officer and Chair of the Board. Mr. Locoh-Donou, the President and Chief Executive Officer, is responsible for setting the strategic direction of the Company and for the day-to-day leadership and performance of the Company. Mr. Higginson, the Chair of the Board, sets the agenda for and presides at Board meetings and coordinates the Board’s communications, with input from Mr. Locoh-Donou and the Company’s senior management team. The Board believes this current structure balances the need for the President and Chief Executive Officer to run the Company on a day-to-day basis with the benefit provided to the Company by Mr. Higginson’s perspective as an independent member of the Board. If the role of Chair were filled by a director who did not qualify as an independent director, the Board would designate a lead independent director.
Committees of the Board
The Board of Directors has standing Audit, Risk, Talent and Compensation, and Nominating and Environmental, Social and Governance (ESG) Committees (collectively, the “Standing Committees”). Each of the Standing Committees has a charter, copies of which are available on our website at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.

All directors are expected to attend the Company’s Annual Meetings of Shareholders.
Audit Committee
Our Audit Committee charter provides oversight of our policies and procedures relating to our accounting and financial controls. As described more fully in the Audit Committee charter, the functions of the Audit Committee include selecting, evaluating and, if necessary, replacing the Company’s independent registered public accounting firm; reviewing and approving the planned scope, proposed fee arrangements, and results of the annual audit; approving any proposed non-audit services to be provided by the independent registered public accounting firm; overseeing the adequacy of accounting and financial controls; reviewing the independence of the independent registered public accounting firm; overseeing the Company’s financial reporting process and overseeing the Company’s compliance with applicable laws and regulations.

The current Audit Committee members are Messrs. Dreyer, Klein (chair), and Mehta, and Mses. Buse, Erwin, Gonzalez and McReynolds. The Board of Directors has determined that Mr. Klein and Mses. Gonzalez and McReynolds are “audit committee financial experts” as defined in Item 407 of Regulation S-K. Each current member of the Audit Committee is, and each member of the Audit Committee during fiscal year 2024 was, an independent director as defined by the Nasdaq Listing Rules.

Risk Committee
Our Risk Committee charter provides oversight of management’s responsibility to implement an effective global risk management framework reasonably designed to identify, assess, and manage the Company’s strategic, legal & regulatory, talent management, technology & cybersecurity, environmental (including climate) and other operational risks. As described more fully in the Risk Committee Charter, the functions of the Risk Committee include periodic review and discussion with management of the overall risk profile of the company and the processes for identifying,

16	Fiscal Year 2024 Proxy Statement

Corporate Governance
evaluating, and mitigating such risk profile; review and discussion with management of the Company’s major risk exposures and the steps management has taken and expects to take to monitor and control those exposures; review of the Company’s enterprise risk management policy and framework, the risk criteria, and risk tolerances; evaluation of how the Company has implemented and expects to implement enterprise risk management processes; assessment of risk management considerations in the strategic planning process; and review and assess the Company’s cybersecurity risk exposure and evaluate the adequacy and effectiveness of related risk management processes and policies, including data privacy and security, business continuity, and operational risks.
The current Risk Committee members are Messrs. Dreyer, Klein, and Montoya, and Ms. Budnik (chair). Each current member of the Risk Committee is, and each member of the Risk Committee during fiscal year 2024 was, an independent director as defined by the Nasdaq Listing Rules.
Talent and Compensation Committee
The Talent and Compensation Committee (the “Compensation Committee”) charter reflects a broadening of its purview beyond executive compensation to include oversight of our policies and strategies relating to talent management and development. The Compensation Committee conducts an annual review to determine whether the Company’s executive compensation program is meeting the goals and objectives set by the Board of Directors. The Compensation Committee recommends for approval by the Board of Directors the compensation for the Chief Executive Officer and directors, including salaries, incentive compensation levels, and stock awards, and reviews and approves compensation proposals made by the Chief Executive Officer for the other executive officers. In addition, the Compensation Committee periodically reviews and discusses executive succession planning and talent development. The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee or of the Board of Directors or to Company officers to perform certain of its duties on its behalf. In fiscal year 2024, the Compensation Committee retained an outside independent compensation consultant, Compensia, to advise the Compensation Committee on executive compensation issues. Compensia provided the Compensation Committee peer and survey group cash and equity compensation data, including base salary, total cash, long-term incentive, and total direct compensation data for fiscal year 2024 executive compensation benchmarking. Compensia provided the Compensation Committee with an overview of compensation trends, consultation on the makeup of our peer group, and input into ad hoc compensation-related matters over the course of the year and did a review of our fiscal year 2024 Compensation Discussion and Analysis. For additional information about the Compensation Committee and the information provided by Compensia to the Compensation Committee, see the description of the Compensation Committee’s activities in the “Executive Compensation — Compensation Discussion and Analysis” section. The aggregate fees paid to Compensia for executive compensation services to the Compensation Committee during fiscal year 2024 were $270,586.
The current Compensation Committee members are Messrs. Combes, Higginson, and Mehta, and Mses. Buse (chair) and Erwin. Each current member of the Compensation Committee is, and each member of the Compensation Committee during fiscal year 2024 was, an independent director as defined by the Nasdaq Listing Rules.

Nominating and Environmental, Social, and Governance (ESG) Committee
In fiscal year 2022, after considering, among other factors, shareholder feedback, F5 formally updated the Nominating and Governance Committee charter to reflect a broadening of its purview to include oversight of and strategic guidance relating to the Company’s social and environmental initiatives and to rename the committee the “Nominating and Environmental, Social, and Governance Committee” (the “Nominating and ESG Committee”). As set forth in the Nominating and ESG Committee Charter, the functions of the Nominating and ESG Committee are to identify new potential Board members, recommend Board nominees, evaluate the Board’s performance, and provide oversight of corporate governance and ethical conduct, as well as oversee the Company’s environmental and social policies, risks, and opportunities.
The current Nominating and ESG Committee members are Messrs. Dreyer (chair), Higginson, and Montoya, and Mses. Budnik and Buse. Each current member of the Nominating and ESG Committee is, and each member of the Nominating and ESG committee during fiscal year 2024 was, an independent director as defined by the Nasdaq Listing Rules.

Fiscal Year 2024 Proxy Statement	17

Corporate Governance

RISK OVERSIGHT
Assessing and managing risk is the responsibility of the Company’s senior management team. The Company’s Executive Risk Committee, comprised of senior management, regularly reviews and evaluates key risks and reports back to the Risk Committee and the full Board of Directors on a regular basis during the year. The Board of Directors takes an active role in ensuring the establishment and healthy operation of the Company’s risk management efforts, coordinating closely with management and the Board’s committees in these efforts. In fiscal year 2024, the Board reallocated some of the responsibilities of the Audit & Risk Oversight Committee and created a separate Risk Committee to allow the Audit Committee to continue to focus on oversight of our accounting and financial controls as well as the Company’s independent auditor. The Risk Committee was created by the Board to review and monitor the status of the Company’s enterprise risk management governance and processes. The Risk Committee reviews and consults at each of its regular quarterly Committee meetings with the Company’s senior management team and the Company’s Vice President of Internal Audit/Head of Enterprise Risk Management on strategic and operational opportunities, challenges, and risks faced by the Company. As appropriate, the Risk Committee discusses and coordinates regarding certain risks or risk-related matters with the full Board or applicable committees. The Company has implemented an enterprise risk management program. Pursuant to this program, the Company performs regular risk assessments to identify key strategic, operating, legal and compliance, cybersecurity, talent, and financial risks, evaluate the significance of those risks, formulate a risk profile which identifies relevant risk levels and management control efforts, and develops action plans to address these key risks.

Cybersecurity Risk Oversight
In conjunction with the Company’s enterprise risk management processes, management specifically identifies potential cybersecurity risks and threats associated with the Company’s business and discusses those risks and mitigation efforts as part of its quarterly reviews with the Risk Committee and periodically with the full Board. As a part of this process, the Company’s Chief Information Security Officer provides periodic updates to the Risk Committee on cybersecurity related topics, including cyber threats to the Company and the status of the Company’s cybersecurity posture and risk mitigation efforts. In addition, pursuant to the Company’s Cyber Incident Response Plan, certain cyber related incidents are escalated to the Chair of the Risk Committee or Chair of the Board or full Risk Committee or Board when appropriate.
Management of Other Risks
In addition to the Risk Committee’s oversight of the Company’s enterprise risk management program and processes, the Compensation Committee oversees risks related to the Company’s executive compensation programs, monitors the administration of the Company’s various equity compensation plans, and conducts compensation-related risk assessments.
The Nominating and ESG Committee oversees risks related to the Company’s overall corporate governance profile and ratings; board and committee composition and structure; director independence; and environmental, including climate, social and other governance-related risks. Additionally, the Audit Committee oversees risks related to the Company’s financial reporting, internal controls, and internal information systems.
Each Board committee coordinates with the Risk Committee and presents regular reports to the full Board of Directors, including on risk-related matters in its applicable areas of oversight. The Board’s role in risk oversight has not had any effect on the Board’s leadership structure.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The following directors served as members of the Compensation Committee during some or all of fiscal year 2024: Mses. Budnik, Buse and Erwin and Messrs. Combes, Higginson, Mehta, and Shivananda. None of these persons has at any time been an officer or employee of the Company. During fiscal year 2024, none of the Company’s executive officers served as a member of the board of directors or compensation committee of any entity that has had one or more executive officers that served as a member of the Company’s Board of Directors or Compensation Committee.

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Corporate Governance

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
As set forth in the written charter of the Audit Committee of the Board of Directors, any related person transaction involving a Company director or executive officer must be reviewed and approved by the Audit Committee. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. Related persons include any director or executive officer, certain shareholders, and any of their “immediate family members” (as defined by SEC regulations). To identify any related person transaction, the Company requires each director and executive officer to complete a questionnaire each year requiring disclosure of any prior or proposed transaction with the Company in which the director, executive officer, or any immediate family member might have an interest. Each director and executive officer is directed to notify the Company’s Executive Vice President and General Counsel of any such transaction that arises during the year, and the Company’s Chief Financial Officer reports to the Audit Committee on a quarterly basis regarding any potential related person transaction. In addition, the Board of Directors determines on an annual basis which directors meet the definition of independent director under the Nasdaq Listing Rules and reviews any director relationship that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. A copy of the Company’s “Policy and Procedures for Approving Related-Person Transactions” is available on our website at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Company’s Articles limit the liability of the Company’s directors for monetary damages arising from their conduct as directors, except to the extent otherwise required by the Articles and the Washington Business Corporation Act. The Articles also provide that the Company may indemnify its directors and officers to the fullest extent permitted by Washington law, including in circumstances in which indemnification is otherwise discretionary under Washington law. The Company has entered into indemnification agreements with the Company’s directors and certain officers for the indemnification of, and advancement of expenses to, these persons to the fullest extent permitted by law. The Company also intends to enter into these agreements with the Company’s future directors and certain future officers.

INSIDER AND DERIVATIVES TRADING AND HEDGING POLICIES AND ARRANGEMENTS
The Company has adopted an insider trading policy and related procedures relating to employees, officers, and directors of the Company and its subsidiaries, and has implemented processes for the Company that the Company believes to be reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards. The Company’s insider trading policy applies to all transactions in the Company’s securities, as well as to derivative securities relating to the Company’s securities. It applies to all officers of the Company, all members of the Company’s Board of Directors, and all employees of, and consultants and contractors to, the Company who receive or have access to material nonpublic information regarding the Company, and, among other things, prohibits transactions in the Company’s securities when in possession of material nonpublic information. In addition, the policy covers, among other things, applicable trading windows/blackout periods, pre-clearance requirements, and other trading limitations. Further, Company considers it improper and inappropriate for any employee, officer, or director of the Company to engage in short-term or speculative transactions in the Company’s securities. It therefore is the Company’s policy that directors, officers, and other employees, and their family members, may not engage in any of the following transactions:

•	Short Sales. Short sales of the Company’s securities.
•	Publicly Traded Options. Buying or selling Company options including puts, calls, or other derivative securities.
•	Hedging Transactions. Hedging transactions, including but not limited to zero-cost collars and forward sale contracts.
•	Margin Accounts and Pledges. Holding Company securities in margin accounts and/or pledging Company securities as collateral. The Company may on occasion provide limited exceptions to

Fiscal Year 2024 Proxy Statement	19

Corporate Governance
this prohibition such as where someone other than an executive officer or director wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.
The foregoing summary of the insider trading policy and procedures, including the derivatives trading and hedging limitations, is not complete and is qualified by reference to the F5, Inc. Insider Trading Policy, a copy of which can be found as an exhibit to our Annual Report on Form 10-K for the fiscal year 2024.

CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS
We have adopted a Code of Ethics for Senior Financial Officers that applies to certain of our senior officers, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics for Senior Financial Officers is posted under the “Company — Investor Relations — ESG — Governance Documents” section of the Company’s website, www.f5.com. A copy of the Code of Ethics may be obtained without charge by written request to the Company’s Corporate Secretary. We also have a separate Code of Conduct that applies to all the Company’s employees, which may also be found under the “Company — Investor Relations — ESG — Governance Documents” section of our website.

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES; ATTENDANCE AT ANNUAL MEETING
The Company’s Board of Directors met or acted by unanimous written consent 10 times during fiscal year 2024. The outside directors met 2 times during fiscal year 2024, with no members of management present. The Audit & Risk Oversight Committee met 5 times before separating into separate Audit and Risk Committees. After separation, the Audit Committee met 2 times and the Risk Committee met 4 times. During fiscal year 2024, the Compensation Committee met 10 times and the Nominating and ESG Committee met 8 times. Each member of the Board of Directors attended 75% or more of the aggregate of the Board of Directors meetings and the meetings of the committees on which the director served during fiscal year 2024. All directors are also expected to attend the Company’s Annual Meetings of Shareholders. All directors attended the Company’s Annual Meeting of Shareholders for fiscal year 2023 except Board member Nikhil Mehta.

20	Fiscal Year 2024 Proxy Statement

Board of Directors
The Board of Directors of the Company currently consists of twelve (12) directors. The Board of Directors has nominated the following twelve (12) directors for election to the Board of Directors at the Annual Meeting:

Name	Director Since
François Locoh-Donou	April 2017
Alan J. Higginson	May 1996
Marianne N. Budnik	October 2022
Elizabeth L. Buse	September 2020
Michel Combes	September 2023
Michael L. Dreyer	October 2012
Tami Erwin	October 2023
Julie M. Gonzalez	October 2024
Peter S. Klein	March 2015
Maya McReynolds	October 2024
Nikhil Mehta	January 2019
Michael F. Montoya	June 2021

All directors or their respective successors will stand for election on an annual basis. The nominees have consented to serve as directors of the Company if elected. If a nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for a substitute nominee as the Company may designate.

Director Independence
The Nasdaq Listing Rules require that a majority of the Company’s directors be “independent,” as defined by Nasdaq Listing Rule 5605(a)(2) and determined by the Board of Directors. The Board of Directors consults with the Company’s legal counsel to ensure that the Board of Directors’ determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent.” After a review of relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board of Directors determined that the following directors and nominees were independent: Marianne N. Budnik, Elizabeth L. Buse, Michel Combes, Michael L. Dreyer, Tami Erwin, Julie M. Gonzalez, Alan J. Higginson, Peter S. Klein, Maya McReynolds, Nikhil Mehta, and Michael F. Montoya. François Locoh-Donou is not considered independent because he is the Company’s President and Chief Executive Officer. Prior to their respective resignations, each of Ms. Marie Myers and Mr. Sripada Shivanada were deemed independent directors.

Stock Ownership Guidelines for Directors
In October 2010, the Board of Directors adopted stock ownership guidelines for the Company’s directors and executive officers. Directors are required to own shares of Common Stock equal in value to five times the directors’ annual cash retainer. Directors are required to achieve this ownership level within three years of joining the Board. Shares of Common Stock that count toward satisfaction of the guidelines include shares purchased on the open market, shares obtained through stock option exercises, shares obtained through grants of Restricted Stock Units (RSUs), and shares beneficially owned in a trust, by a spouse and/or minor children. Shares owned by directors are valued at the greater of (i) the price at the time of acquisition/purchase or (ii) the current market value.

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Board of Directors

Nominees and Continuing Directors	The following individuals have been nominated for election to the Board of Directors or will continue to serve on the Board of Directors after the Annual Meeting:

FRANÇOIS LOCOH-DONOU
Age: 53 Director Since: 4/2017 Committees: None
Other Current Public Company Boards: Capital One Financial Corporation

Qualification Highlights
With a 26-year background in enterprise technology, Mr. Locoh-Donou has extensive executive experience spanning the security, networking, and telecommunications industries. In his eight years as F5 CEO, he has led F5’s transformation from a datacenter hardware-centric company to a software-first leader in multi-cloud application security and delivery. Over 70% of revenues are now recurring, and our SaaS portfolio of services is rapidly expanding. Prior to F5, Locoh-Donou held leadership positions in Sales, Marketing, Operations and Product functions at global telecom solutions provider Ciena. As the sole management member of the Board of Directors, he serves a critical role in the communication between the Board and company leadership.

Career Highlights

F5, Inc.
•
President, Chief Executive Officer, and Director (since April 2017)

Ciena, a network strategy and technology company
•
Chief Operating Officer (November 2015 - January 2017)
•
Senior Vice President, Global Products Group (August 2011 - November 2015)

Capital One Financial Corporation, a bank holding company specializing in credit cards, auto loans, banking, and savings accounts
•
Director (since March 2019)

Education
•
Engineering degree from École Centrale de Marseille Masters degree in Sciences from Télécom ParisTech in France
•
M.B.A. from the Stanford Graduate School of Business

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•
None

Other Experience
•
Co-Founder and Chairperson of Cajou Espoi, a social enterprise focused on cashew-processing that employs several hundred people in rural Togo
•
Co-Founder and Chairperson of Digi.job, a Togo company focusing on simplifying digital transformation with innovative solutions

22	Fiscal Year 2024 Proxy Statement

Board of Directors

ALAN J. HIGGINSON
Age: 77 Director Since: 5/1996 Committees: CC, NESGC
Other Current Public Company Boards: None

Qualification Highlights
Mr. Higginson has over 30 years of experience as a senior executive in a wide range of both public and private software and other technology companies. His experience includes leading worldwide sales organizations and the management of international joint ventures and distribution channels. He has also been active in a number of software and technology industry associations, and as an advisor to early-stage technology companies. Mr. Higginson joined our Board of Directors shortly after the Company was founded. His deep understanding of the Company’s historical and current business strategies, and objectives and technologies, provides an important and insightful perspective for our Board of Directors, as well as our senior management.

Career Highlights

F5, Inc.
•     Director (since May 1996)
•     Chair of the Board (since April 2004)
•
Lead Independent Director (July 2015 - December 2015)

Hubspan, Inc., an e-business infrastructure provider
•
Chairperson (September 2009 - March 2012)
•
President and CEO (August 2001 - September 2007)

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•     N/A

Other Experience
•
Former Director, Pivot3, Inc., a privately held company that develops and markets automated hyperconverged infrastructure solutions (December 2011 - February 2020)
•
Former Director, adeptCloud Inc., a privately held company that provides cloud-based collaboration services
•
Former Director, Clarity Health Services, a privately held company that provides web-based health care coordination services
•
Former President, Atrieva, a provider of advanced data backup and retrieval technology

Education • B.S. in Commerce from Santa Clara University • M.B.A. from Santa Clara University

Fiscal Year 2024 Proxy Statement	23

Board of Directors

MARIANNE N. BUDNIK
Age: 56 Director Since: 10/2022 Committees: RC, NESGC
Other Current Public Company Boards: Cerence Inc.

Qualification Highlights
Ms. Budnik’s extensive experience as a Chief Marketing Officer in the cybersecurity industry brings a valuable perspective on best practices and solutions. Ms. Budnik’s cybersecurity expertise combined with her extensive experience in marketing makes her well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
 Director (since October 2022)

VAST Data, an AI data platform company
•
Chief Marketing Officer (since September 2023)

Talon Cyber Security (acquired by Palo Alto Networks in November 2023), a provider of cybersecurity solutions for the distributed workforce
•
Chief Marketing Officer (March 2022 - July 2023)

CrowdStrike Holdings, Inc., a cybersecurity technology company
•
Chief Marketing Officer (December 2020 - March 2022)

CyberArk Software, Ltd., an information security technology company
•
Chief Marketing Officer (May 2017 - December 2020)

Cerence Inc., a provider of artificial intelligence powered assistants for connected autonomous vehicles
•
Board Member (since October 2019)

Education
•
Bachelor of Science from Babson College
•
M.B.A. from Boston University
Other U.S.-Listed Public Company Directorships Within the Past Five Years • N/A Other Experience Former Leadership Roles • SimpliVity • Acme Packet • CA Technologies • EMC Corporation

24	Fiscal Year 2024 Proxy Statement

Board of Directors

ELIZABETH L. BUSE
Age: 63 Director Since: 9/2020 Committees: AC, CC, NESGC
Other Current Public Company Boards: U.S. Bancorp

Qualification Highlights
Ms. Buse has extensive experience in the financial services industry. She brings to our Board of Directors insights regarding the financial services industry globally and provides a valuable perspective on best practices and solutions. Ms. Buse’s financial services and technology expertise combined with her background as a Chief Executive Officer in the financial services industry makes her well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
Director (since September 2020)

U.S. Bancorp, a bank holding company
•
Director (since June 2018)

Monitise, PLC, a financial services technology company
•
Co-Chief Executive Officer and Chief Executive Officer (June 2014 - October 2015)

Visa, Inc., a leading global payments technology
company
•
Executive Vice President, Global Services

Education
•
Bachelor of Arts in Spanish Linguistics from UCLA
•
M.B.A. from University of California–Berkeley, Haas School of Business

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•
N/A

Other Experience
•
Former Director, eNett International, a privately held payment services company specializing in B2B international payment solutions (March 2016 - June 2019)
•
Former Director, Travelport Worldwide Limited, a publicly-traded travel technology company (September 2014 - June 2019)
•
Former Group President for Asia-Pacific, Central Europe, Middle East, and Africa, Visa, Inc.

Fiscal Year 2024 Proxy Statement	25

Board of Directors

MICHEL COMBES
Age: 62 Director Since: 9/2023 Committees: CC
Other Current Public Company Boards: Philip Morris International Inc., and Etisalat

Qualification Highlights
Mr. Combes has extensive experience as a telecommunications and technology executive. He brings to our Board of Directors insights regarding the telecommunications industry in Europe and provides a valuable perspective on best practices and solutions. Mr. Combes’ telecommunications and technology expertise combined with his background as a Chief Executive Officer in the telecommunications industry make him well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
Director (since September 2023)
•
Director (July 2018 - March 2021)

Forgelight LLC
•
Partner (2024 - Present)

Claure Group, a global entrepreneurial and investment firm
•
Executive Vice President (October 2022 - May 2024)

Softbank, a multinational investment holding company
•
President and Chief Executive Officer (June 2020 - June 2022)

Sprint, an American telecommunications company
•
President and Chief Executive Officer (January 2018 - April 2020)

Philip Morris International Inc., an American multinational tobacco company building a future on smoke-free products
•
Director (since December 2020)

Etisalat, a global telecommunications company
•
Director (since March 2021)

Education
•
Master of Science degree from École Polytechnique with a focus in engineering
•
Doctorate from Paris Dauphine University

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•
Advisory Committee, McLaren Group Ltd, a British holding company involved in Formula One and other motorsport (since 2017)
•
Former Director, Assystem, an independent engineering group (June 2003-December 2023)
•
Non-voting Board Observer, Assystem (since 2023)

Other Experience

Chairman & Chief Executive Officer, MC Advisory LLC

Chairman & Chief Executive Officer, MC Conseil

Former Chief Executive Officer and Director, Altice N.V.
•
Former Chief Executive Officer, Alcatel-Lucent
•
Former Chief Executive Officer, Vodafone Europe
•
Former Chairperson and Chief Executive Officer, TDF Group
•
Former Chief Financial Officer and Senior Executive Vice President, France Telecom

Private Boards:

Chairman, Connect Parent Corporation

Director, Swile SAS

Director, ContentSquare

Director, E-Space

Former Director, OneWeb Holdings Limited

26	Fiscal Year 2024 Proxy Statement

Board of Directors

MICHAEL L. DREYER
Age: 61 Director Since: 10/2012 Committees: AC, RC, NESGC
Other Current Public Company Boards: Coherent Corp.

Qualification Highlights
Mr. Dreyer has extensive experience as an information technology executive. He brings to our Board of Directors valuable insights regarding data center operations and the role of our technology in the data center, as well as an understanding of data traffic management technologies, data security, and other networking technology trends. Mr. Dreyer’s information technology and data management expertise combined with his background as a senior executive in the financial industry make him well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
Directors (since October 2012)

Silicon Valley Bank, a high-tech commercial bank
•
Chief Operations Officer (November 2015 - April 2019)

Monitise, a technology leader in mobile banking
•
Chief Operating Officer (August 2014 - September 2015)

Visa, Inc., a leading global payments technology company
•
Chief Information Officer (February 2005 - April 2014)

Inovant, a part of Visa International
•
Chief Information Officer

Coherent Corp. (formerly II-VI Incorporated), a company that supplies engineered materials, optoelectronic components and optical systems solutions (who acquired Finisar in 2019)
•
Director (since September 2019; Director with Finisar December 2015 - September 2019)

Education
•
Bachelor of Science in psychology from Washington State University
•
M.B.A. from Washington State University

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•
None

Other Experience

Former Director, Deep Labs, Inc., an artificial intelligence-based identity verification solution (October 2018 - August 2022)

Former Leadership Positions
•
VISA USA
•
American Express
•
Prime Financial, Inc.
•
Federal Deposit Insurance Company
•
Downey Savings
•
Bank of America
•
Fairmont Hotel Management Company

Fiscal Year 2024 Proxy Statement	27

Board of Directors

TAMI ERWIN
Age: 60 Director Since: 10/2023 Committees: AC, CC
Other Current Public Company Boards: Deere & Company, and Xerox Corporation

Qualification Highlights
Ms. Erwin has extensive leadership experience in the telecommunications and technology industry. She brings to our Board of Directors insights regarding digital transformation and growth and provides a valuable perspective on scaling innovation and driving transformation across large and complex organizations. Ms. Erwin’s telecommunications and technology expertise combined with her background as a Chief Executive Officer, Chief Operating Officer and Chief Marketing Officer in the telecommunications industry makes her well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
Director (since October 2023)

Verizon Business Group, a multinational telecommunications conglomerate
•
Executive Vice President and Chief Executive Officer (February 2019 - September 2022)

Verizon Wireless, a multinational
telecommunications conglomerate
•
Executive Vice President and Chief Operating Officer (September 2016 - April 2019)
•
Verizon’s top three operating executives responsible for operating the company’s wireless and premier all-fiber network as well as strategy, marketing, and sales and operations

Deere & Company, a tractor and heavy equipment manufacturer
•
Director (since May 2020)

Xerox Corporation, a global leader in office and
production print technology and related solutions
•
Director (since April 2024)

Education
•
Business Administration, Pacific Union College

Executive Program Certification from the Stanford Graduate School of Business

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•
None

Other Experience

Former Leadership Roles:
•
Senior Vice President and Group President of Consumer & Mass Business Markets, Verizon
•
Chief Marketing Officer, Verizon
•
Director, York Space Systems (since February 2023)
•
Advisory Council, Aptiv (since February 2023)
•
Advisory Council, Skylo (since March 2024)
•
Operating Partner, Digital Gravity Infrastructure Partners (since July 2023)

28	Fiscal Year 2024 Proxy Statement

Board of Directors

JULIE GONZALEZ
Age: 43 Director Since: 10/2024 Committees: AC
Other Current Public Company Boards: None

Qualification Highlights
Ms. Gonzalez has widespread experience as a financial executive. She brings to our Board of Directors insights into financial management and provides a valuable perspective on best practices and strategy. Ms. Gonzalez’s financial services and human capital management experience combined with her background in corporate finance makes her well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
Director (since October 2024)
Workday, Inc., an on-demand financial management, human capital management, and student information system software vendor
•
Senior Vice President, Business Finance (since April 2023)
VMWare, a cloud computing and virtualization technology company
•
Senior Vice President, Corporate/Business Operation Finance and Investor Relations (August 2021 - April 2023)
•
Vice President, Corporate Finance (January 2019 - August 2021)

Education
•
Bachelor of Science in Electrician Engineering from Stanford University
•
M.B.A. from Santa Clara University
Other U.S.-Listed Public Company Directorships Within the Past Five Years • None Other Experience • Maxim Integrated • AT&T

Fiscal Year 2024 Proxy Statement	29

Board of Directors

PETER S. KLEIN
Age: 62 Director Since: 3/2015 Committees: AC, RC
Other Current Public Company Boards: Denali Therapeutics Inc. and Accolade, Inc.

Qualification Highlights
Mr. Klein’s extensive experience as a finance executive in a variety of technology companies, including experience as the Chief Financial Officer of the world’s largest software company, and experience managing the finance function for significant enterprises with diverse operating models, bring important and valuable perspectives to our Board of Directors. His experience as a public company chief financial officer qualifies him as an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

Career Highlights

F5, Inc.
•
Director (since March 2015)

WME, a global leader in sports and entertainment marketing
•
Chief Financial Officer (January 2014 - June 2014)

Microsoft Corporation, an American multinational technology conglomerate
•
Chief Financial Officer (November 2009 - May 2013)

Denali Therapeutics Inc., a biotechnology company
•     Director (since March 2018)

Accolade, Inc., a health care technology and services company
•     Director (since September 2019)

Education
•
Bachelor of Arts from Yale University
•
M.B.A. from the University of Washington

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•
Sarcos Technology and Robotics Corp., a robotics and microelectromechanical company (September 2016 - January 2024)

Other Experience

•
Former Board Member, Apptio Inc., a publicly-traded software company (October 2013 - January 2019)
•
Former Board Member, Joshua Green Corporation, a privately held investment company (May 2015 - February 2023)
•
Former Board Member, Livible, Inc., a utility management platform for both residential and commercial property stakeholders (October 2018 - March 2020)

Former Senior Finance Roles
•
McCaw Communications
•
Orca Bay Capital
•
Asta Networks
•
Homegrocer.com

30	Fiscal Year 2024 Proxy Statement

Board of Directors

MAYA McREYNOLDS
Age: 53 Director Since: 10/2024 Committees: AC
Other Current Public Company Boards: None

Qualification Highlights
Ms. McReynolds has great experience as an executive at a large end-to-end technology solutions provider. She brings to our Board of Directors insights regarding the technology industry globally and provides a valuable perspective on driving the financial strategy. Ms. McReynolds’s finance and accounting experience combined with her background as a Chief Financial Officer and Chief Accounting Officer makes her well qualified to serve on our Board of Directors

Career Highlights

F5, Inc.
•
Director (since October 2024)

Dell Technologies Inc., a computer software corporation
•
Chief Financial Officer, Client Solutions Group (since 2020)
•
Chief Accounting Officer (2014 - 2020)

Education
•
Bachelor of Science in Finance and Accounting from Tulane University
Other U.S.-Listed Public Company Directorships Within the Past Five Years • None Other Experience • Minute Maid Juices • KPMG

Fiscal Year 2024 Proxy Statement	31

Board of Directors

NIKHIL MEHTA
Age: 47 Director Since: 1/2019 Committees: AC, CC
Other Current Public Company Boards: Pubmatic, Inc.

Qualification Highlights
Mr. Mehta has extensive experience as an executive at leading SaaS companies. His insights regarding SaaS and related technology combined with his background serving as a Chief Executive Officer make him well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
Director (since January 2019)

Gainsight, Inc., a leading Customer Success Software-as-a-Service (“SaaS”) platform provider
•     Chief Executive Officer (since February 2013)

LiveOffice (acquired by Symantec), a global provider of cloud-based email archiving
•
Chief Executive Officer (2012 - 2018)

Pubmatic, Inc., a company that develops and implements online advertising software and strategies for the digital publishing and advertising industry
•     Director (since August 2023)

Education
•
Bachelor of Arts in biochemical science from Harvard University
•
M.S. in computer science from Harvard Graduate School of Arts and Sciences

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•
Lead Edge Growth Opportunities, Ltd., a blank check company focused on technology businesses (March 2021 - March 2023)

Other Experience
•
Vice President, VERITAS Software
•
Vice President, Symantec Corporation

32	Fiscal Year 2024 Proxy Statement

Board of Directors

MICHAEL F. MONTOYA
Age: 53 Director Since: 6/2021 Committees: RC, NESGC
Other Current Public Company Boards: None

Qualification Highlights
Mr. Montoya’s extensive experience as an information security executive provides a valuable perspective on comprehensive security programs across diverse industries and geographies. Serving as a Chief Information Security officer for large multinationals, his extensive experience working across global markets, working with regulators, supporting incident response and managing large security and risk mitigation programs make him well qualified to serve on our Board of Directors.

Career Highlights

F5, Inc.
•
Director (since June 2021)

BlueVoyant, a cybersecurity company providing an AI cyber defense platform and services
•
Chief Operating Officer (since December 2024)

Equinix, Inc., a global interconnection and data center company
•
Senior Vice President and Chief Information Officer (October 2019 - November 2024)

Digital Realty Trust, Inc., a global data center
•
Senior Vice President and Chief Information Security Officer (September 2018 - September 2019)

Microsoft Corporation, an American multinational technology conglomerate
•
Chief Cybersecurity Officer, Asia (August 2016 - September 2018)

Various leadership roles in Security, Services and IT operating from Redmond USA, London UK, Singapore, and Tokyo, Japan (1998 - 2009)

Education
•
Bachelor of Arts in economics from The University of New Mexico

Other U.S.-Listed Public Company Directorships Within the Past Five Years
•     None

Other Experience

Former Director, Sygnia, a privately held cyber technology and services company providing high-end consulting and incident response support for organizations worldwide (August 2022-December 2024)

Former Leadership Roles
•
FireEye Singapore
•
Microsoft UK & Redmond
•
EMC

Fiscal Year 2024 Proxy Statement	33

Board of Directors
There are no family relationships among any of the Company’s directors or executive officers. None of the corporations or other organizations referred to in the biographical information set forth above is a parent, subsidiary, or other affiliate of the Company.

Director Nomination
Board Composition and Effectiveness. In fiscal year 2022, the Board, led by the Chair of the Nominating and ESG Committee, retained an outside consultant, Spencer Stuart, to embark on a three-year engagement to assist the Board in evaluating its composition, working practices, and effectiveness utilizing a framework focused on the Council of Investors Seven Indicators of Strength. In fiscal year 2024, Spencer Stuart continued its engagement with a focus on the Board composition and individual Board member effectiveness.

Criteria for Nomination to the Board of Directors. The Nominating and ESG Committee considers the appropriate balance of experience, skills, and characteristics required of the Board of Directors, and seeks to ensure that at least a majority of the directors are independent under the Nasdaq Listing Rules, that members of the Company’s Audit Committee meet the financial literacy requirements under the Nasdaq Listing Rules and that at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission (the “SEC”). Nominees for director are selected on the basis of, among other things, their depth and breadth of experience, integrity, diversity, ability to work effectively as part of a team, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties. In evaluating director candidates, regardless of the source of the nomination, the Nominating and ESG Committee will consider, in accordance with its charter and the Company’s Corporate Governance Guidelines, the composition of the Board as a whole, the requisite characteristics (including independence, diversity, skills, and experience) of each candidate, and the performance and continued tenure of incumbent Board members, as well as Board succession plans. With respect to Board diversity, we broadly construe diversity to mean not only diversity of race, gender, sexual orientation, and ethnicity, but also diversity of geography, culture, opinions, perspectives, and professional and personal experiences. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities. The Board therefore considers diversity in identifying nominees for director but does not have a separate policy directed toward diversity. The Nominating and ESG Committee, as well as the full Board, also considers the candidate’s outside board service as well as other candidate time commitments in evaluating the candidate’s ability to effectively serve. The Company’s Corporate Governance Guidelines provide that Directors generally cannot serve on a total of more than three public company boards, including the F5 Board. Directors who wish to serve on more than three public company boards may request an exception from the full F5 Board, which may approve the request if it determines, following consultation with the Nominating and ESG Committee, that such service will not adversely affect the requesting director's ability to serve effectively on the F5 Board and its committees. A copy of the Company’s Corporate Governance Guidelines can be found on our website at www.f5.com under the “Company – Investor Relations – ESG – Governance Documents.”
Process for Identifying and Evaluating Nominees. The process for identifying and evaluating nominees to fill vacancies on the Board of Directors is initiated by assessing critical Company and Board needs, based on the present and future strategic objectives of the Company and the specific skills required for the Board as a whole and for each Board committee. A third-party search firm is generally used by the Nominating and ESG Committee to identify qualified candidates. These candidates are evaluated by the Nominating and ESG Committee by reviewing the critical needs assessment, the candidates’ biographical information and qualifications, and checking the candidates’ references.
Serious candidates meet with all members of the Board and as many of the Company’s executive officers as practical. Using the input from such interviews and the information obtained from and recommendation provided by the Nominating and ESG Committee, the full Board determines whether to appoint or nominate, as the case may be, a candidate to the Board.

34	Fiscal Year 2024 Proxy Statement

Board of Directors
The Nominating and ESG Committee will evaluate the skills and experience of existing Board members against the Company’s critical needs assessment in making recommendations for nomination by the full Board of candidates for election by the shareholders. The nominees to the Board of Directors described in this Proxy Statement were unanimously approved by the Company’s directors. The Board appointed Mses. Gonzalez and McReynolds to the Board on October 10, 2024. Both Mses. Gonzalez and McReynolds were recommended by the Nominating and ESG Committee based upon their prior experience as executives in SaaS and software companies operating at scale as well as their qualifications as financial experts. Both Mses. Gonzalez and McReynolds were recommended by a third-party search firm the Nominating and ESG Committee retained at the expense of the Company. The third-party search firm was provided guidance as to the skills, experience, and other characteristics the Nominating and ESG Committee was seeking in potential candidates and was specifically requested to include diverse candidates in the search. The third-party search firm identified a number of potential candidates, including Mses. Gonzalez and McReynolds, and prepared background materials on these candidates, which were provided to the members of the Nominating and ESG Committee for their review. The third-party search firm interviewed those candidates whom the Nominating and ESG Committee determined merited further consideration and assisted in arranging interviews of selected candidates with members of the Nominating and ESG Committee, other members of the Board of Directors, and certain of the Company’s executive officers. The third-party search firm also completed reference checks on Mses. Gonzalez and McReynolds.
The Nominating and ESG Committee expects that a process similar to that with respect to Mses. Gonzalez and McReynolds candidacies will be used to evaluate nominees recommended by shareholders.
Shareholder Recommendations and Nominations—Proxy Access Candidates. The Company’s Bylaws permit a shareholder or group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director nominees constituting up to two directors or 20% of the Board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the Company’s Bylaws. A nominating shareholder is required to provide appropriate written notice of that shareholder’s intent to make the nomination to the Secretary of the Company not less than 120 days nor more than 150 days before the first anniversary of the date that the Company sent out its Proxy Statement for the prior year’s Annual Meeting of Shareholders. In order to be considered timely for the 2025 Annual Meeting, appropriate notice of the nomination must be received by the Secretary of the Company on or after August 30, 2025 and on or before September 29, 2025. Nominating shareholders and nominees must satisfy the notice, information, and consent requirements set forth in the Company’s Bylaws.
The Nominating and ESG Committee will consider written proposals from shareholders for nominees for director. Any such nominations should be submitted to the Nominating and ESG Committee c/o the Corporate Secretary and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (“Exchange Act”) (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (b) the name(s) and address(es) of the shareholder(s) making the nomination and the number of shares of Common Stock that are owned beneficially and of record by such shareholder(s); (c) appropriate biographical information and a statement as to the qualification of the nominee; and (d) any other applicable information required by the Bylaws of the Company or otherwise reasonably requested by the Company. Such nominations should be submitted in the timeframe regarding nominations described in the Bylaws of the Company and under the caption “Shareholder Proposals for the Annual Meeting for Fiscal Year 2025” below.

Fiscal Year 2024 Proxy Statement	35

Board of Directors

Communications with Directors
Shareholders who wish to communicate with our directors may do so by contacting them c/o Corporate Secretary, F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104. As set forth in the Company’s Corporate Governance Guidelines, a copy of which may be found under the “Company — Investor Relations — ESG — Governance Documents” section of our website, www.f5.com, these communications will be forwarded by the Corporate Secretary to a Board member, Board committee or the full Board of Directors, as appropriate.

Compensation of Directors
Prior to each Annual Meeting of Shareholders, the Compensation Committee reviews with its compensation consultant the appropriate level and form of compensation for non-employee directors and makes recommendations to the Board of Directors. In making non-employee director compensation recommendations, the Compensation Committee takes various factors into consideration, including the compensation consultant’s review of the equity award and cash retainer elements of non-employee director compensation in terms of practice and pay level with respect to both the Company and companies comprising the same peer group used by the Compensation Committee in connection with its review of executive compensation, market trends, and the emphasis on equity to support alignment with shareholders. The Compensation Committee did not recommend any changes to non-employee director compensation based on its review and the Board of Directors made no changes to the director compensation level for fiscal year 2024. The Board of Directors approves all equity awards to be granted to non-employee directors on the date of the Annual Meeting of Shareholders as well as the amount of the annual cash retainer, paid in quarterly installments.

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended September 30, 2024.

36	Fiscal Year 2024 Proxy Statement

Director Compensation for Fiscal Year 2024

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	Total ($)
Marianne N. Budnik	103,489	250,032	353,521
Elizabeth L. Buse	108,489	250,032	358,521
Michel Combes	72,500	362,605	435,105
Michael L. Dreyer	115,989	250,032	366,021
Tami Erwin	84,960	341,032	425,992
Alan J. Higginson	185,000	250,032	435,032
Peter S. Klein	110,989	250,032	361,021
Nikhil Mehta	89,121	250,032	339,153
Michael F. Montoya	92,500	250,032	342,532
Marie E. Myers	20,660	—	20,660
Sripada Shivananda	67,850	250,032	317,882

1.
François Locoh-Donou, the Company’s President and Chief Executive officer, is not included in this table as he is an employee of the Company and thus receives no compensation for his services as a director. In addition, Julie M. Gonzalez and Maya McReynolds did not join the Board until after (i.e., on October 10, 2024) the completion of the Company’s fiscal year 2024.

2.
Represents the aggregate annual retainers, Board of Directors chair retainer, committee chair retainers, and member committee fees. Non-employee directors of the Company are currently paid $60,000 annually for their services as members of the Board of Directors. The Chair of the Board of Directors receives an additional $100,000 paid annually. Chairs of the Audit, Risk, Compensation, and Nominating and ESG Committees receive an additional $20,000, $20,000, $12,500, and $12,500, respectively, annually. In addition, the members of the Audit, Risk, Compensation, and Nominating and ESG Committees (including the Committee chairs) are paid annual payments of $20,000, $20,000, $12,500, and $12,500, respectively. Directors receive cash fees in quarterly installments. Ms. Myers resigned from the Board of Directors effective January 3, 2024, and Mr. Shivananda resigned from the Board of Directors effective June 24, 2024. Ms. Erwin was appointed to the Board of Directors on October 31, 2023, at which time Ms. Erwin also became a member of the Audit and Compensation Committees. Messrs. Dreyer, Klein, Montoya, and Shivananda, and Mses. Budnik and Buse became members of additional committees on March 14, 2024. The following table provides a breakdown of fees earned or paid in cash:

Fiscal Year 2024 Proxy Statement	37

Director Compensation for Fiscal Year 2024

Name	Annual Retainers ($)	Board and Committee Chair Fees ($)	Member Committee Fees ($)	Total ($)
Marianne N. Budnik	60,000	10,989(4)	32,500	103,489
Elizabeth L. Buse	60,000	12,500	35,989	108,489
Michel Combes	60,000	0	12,500	72,500
Michael L. Dreyer	60,000	12,500	43,489	115,989
Tami Erwin	55,109	0	29,851	84,960
Alan J. Higginson	60,000	100,000	25,000	185,000
Peter S. Klein	60,000	20,000	30,989	110,989
Nikhil Mehta	60,000	0	29,121	89,121
Michael F. Montoya	60,000	0	32,500	92,500
Marie E. Myers	15,495	0	5,165	20,660
Sripada Shivananda	44,011	0	23,839	67,850

3.
This column represents the aggregate grant date fair value of restricted stock units (RSUs) granted to directors in the year computed in accordance with ASC Topic 718 and determined as of the grant date. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 “Summary of Significant Accounting Policies — Stock-based Compensation”, and note 10 “Stock-Based Compensation” in our financial statements included in our Annual Report to Shareholders on Form 10-K for the year ended September 30, 2024. On March 14, 2024, the Board of Directors approved the recommendations of the Compensation Committee that each non-employee director receive a grant on March 14, 2024 of RSUs representing the right to receive 1,309 shares of Common Stock under the F5, Inc. Incentive Plan (with a grant date fair value of $250,032 in accordance with ASC Topic 718), which will fully vest on March 12, 2025 if the non-employee director continues to serve as a director on that date. On October 31, 2023, the Board of Directors approved the recommendations of the Compensation Committee that Mr. Combes and Ms. Erwin receive in connection with their appointment to the Board a grant on November 1, 2023 of RSUs representing the right to receive 741 and 599 shares of Common Stock, respectively, under the F5, Inc. Incentive Plan (with a grant date fair value of $112,573 and $91,000, respectively, in accordance with ASC Topic 718), which fully vested on March 13, 2024. As of September 30, 2024, the 1,309 RSUs awarded to each non-employee director were the only RSUs held by each such director, and they were not yet vested. Due to the timing of their respective departure from and appointment to the Board, Mses. Myers, Gonzalez and McReynolds were not granted RSUs in fiscal year 2024.

4.	Ms. Budnik was appointed Chair of the Risk Committee effective March 14, 2024 upon the creation of the new Risk Committee.

Compensation Risk Assessment
The Compensation Committee and Company management have reviewed the Company’s compensation plans and programs and have concluded that none of these plans or programs is reasonably likely to have a material adverse effect on the Company. In making this evaluation, the Compensation Committee reviewed the key elements of each of the Company’s compensation programs and the means by which any potential risks are mitigated, including through various elements in the Company’s enterprise risk management program.

The Company’s compensation programs include a mix of base salary, cash incentive compensation, and long-term equity compensation. We structure our compensation program for executive officers to consist of both fixed and variable components. The fixed (or base salary) component of our compensation programs is designed to provide income independent of our stock price performance so that executive officers will not focus exclusively on stock price

38	Fiscal Year 2024 Proxy Statement

Director Compensation for Fiscal Year 2024
performance to the detriment of other important business metrics. The variable (cash bonus and equity) components of our compensation programs are designed to reward both short-term and long-term company performance, which we believe discourages our executive officers from taking actions that focus only on our short-term success and helps align our employees with our shareholders and on our longer-term success.
We maintain internal controls over the measurement and calculation of financial information, which are designed to prevent this information from being manipulated by any employee, including our executive officers. Our employees, including executive officers, are required to comply with our Code of Conduct, which covers, among other things, accuracy in keeping financial and business records. As discussed more thoroughly below, the Company also has a Clawback Policy to recoup performance compensation in the event the Company restates its reported financial results to correct a material accounting error on an interim or annual financial statement included in a report on Form 10-Q or 10-K due to material noncompliance with a financial reporting requirement.
The Compensation Committee approves the overall annual equity pool based upon annual target levels and approves each equity award for employees and executive officers except the CEO and recommends CEO equity awards to the full Board for approval prior to the date of grant. We believe that this helps ensure we grant equity compensation appropriately and in a sustainable manner.
The annual cash incentive compensation for the executive officers in fiscal year 2024 included both revenue and non-GAAP operating income targets, as well as targets for Diversity and Inclusion (D&I) metrics. These targets were intended to ensure that the executive officers appropriately manage operating risks, avoid excessive risk-taking, and maintain the Company’s gross margin and operating margin targets while growing our revenue base, as well work to make F5 a diverse and inclusive organization. The revenue and non-GAAP operating income targets were also used for setting the pool for cash incentive compensation (MBOs) for all eligible Company employees. In addition, the Company is adjusting its measurement and vesting period for the relative total shareholder return metric to transition to a three-year vesting period by fiscal year 2027 to tie the incentive compensation of the executives directly to longer term shareholder performance. As part of our equity policies, we prohibit hedging and pledging transactions involving our securities so that our executive officers and other employees cannot insulate themselves from the effects of poor stock price performance.

Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the Company’s “Compensation Discussion and Analysis.” Based on this review and discussions, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and the Company’s Annual Report to Shareholders on Form 10-K for the fiscal year ended September 30, 2024.

Members of the Compensation Committee:
Elizabeth L. Buse, Chair
Marianne N. Budnik (through March 13, 2024)
Michel Combes
Tami Erwin
Alan J. Higginson
Nikhil Mehta

Fiscal Year 2024 Proxy Statement	39

Executive Compensation

Compensation Discussion and Analysis	Introduction This Compensation Discussion and Analysis provides information about the compensation program for our named executive officers (“NEOs”) in fiscal year 2024:

•	François Locoh-Donou, President and Chief Executive Officer
•	Frank Pelzer, Executive Vice President and Chief Financial Officer
•	Tom Fountain, Chief Operating Officer
•	Kara Sprague, Executive Vice President and Chief Product Officer
•	Chad Whalen, Chief Revenue Officer
In 2022, the Company reached a significant milestone in its transformation journey with software- and SaaS-related revenue representing more than 50% of its product revenues for the year. In fiscal year 2024, the Company aimed to continue to become more software and SaaS-led, and to increase profitability. In setting the compensation for the NEOs for fiscal year 2024, the Talent and Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) adopted policies and targets aligned with the strategic direction of the Company as executive leadership strives to drive the Company to be the leader in multi-cloud application services while building long-term shareholder value.
Macroeconomic uncertainty and a sluggish tech economy continued to affect our results in fiscal year 2024. While we saw early signs of a recovery in the second half of the year, continued geopolitical and macroeconomic uncertainty may continue to impact our results in the future. Despite these challenges, we delivered our 23rd consecutive year of revenue growth and on our commitment to grow our earnings per share through disciplined operating expense management. We also continued to return cash to shareholders through our stock buyback program.

40	Fiscal Year 2024 Proxy Statement

Executive Compensation
FACTORS TO CONSIDER

FISCAL YEAR 2024 Performance Highlights	Annual revenue $2.8 BILLION	Cash flow from operations $792 MILLION
	GAAP net income $567 MILLION	Cash returned to shareholders through share repurchases $500 MILLION

AWARDS AND COMPANY RECOGNITION	F5 Named a Leader in the IDC MarketScape: Worldwide Web Application and API Protection Enterprise Platforms 2024 Vendor Assessment	F5 Named Winner of Best API Security Solution by SC Awards 2024	F5 Recognized with Six TrustRadius Top Rated Awards
	Finalist for the CRN Tech Innovator Award	F5 Listed Among Leaders in KuppingerCole Leadership Compass 2024 for WAF	F5 employee awarded CRN’s The Most Powerful Women of the Channel 2024: Power 100

COMPENSATION POLICIES AND PRACTICES LINKED TO SHAREHOLDER VALUE CREATION AND RISK MITIGATION	What We Do
Pay for performance emphasized and executive compensation aligned with F5’s business objectives and performance, and the creation of shareholder value
Listen to shareholder feedback - replaced the software revenue growth performance metric in the long-term incentive program with an earnings per share (eps) metric to increase focus on profitability
Incentive-based compensation at risk if threshold performance metrics not achieved
Executive compensation is reviewed annually by an independent compensation consultant hired by the talent and Compensation Committee
Stock ownership guidelines that encourage alignment with the interests of shareholders
Post-vesting holding requirements expanded to require a minimum of one year hold after vesting of those equity awards granted in fiscal year 2022 and thereafter

Fiscal Year 2024 Proxy Statement	41

Executive Compensation

Incentive compensation clawback policy
Shareholder engagement and annual advisory vote on named executive officer compensation
Double-trigger change of control agreements

What We Don’t Do
No “golden parachute” excise tax reimbursement or gross-ups upon a change in control
No hedging or pledging or otherwise engaging in short sales of common stock of the company
No re-pricing of stock options
No excessive perquisites
No dividends/dividend equivalents paid on equity awards prior to vesting updates to the compensation program for fiscal year 2025
The Compensation Committee, with the assistance of its independent compensation consultant, continues to monitor and evaluate the Company’s compensation practices for its executive officers and has implemented a change to the short-term cash incentive (“STI”) program payout calculation for fiscal year 2025 to further align executive compensation with the creation of long-term shareholder value and expectations of our shareholders. The Compensation Committee added a 4x multiplier to the STI payout calculation as a decelerator or accelerator for attainment below or above target in alignment with the general employee bonus plan for fiscal year 2025. This change aims to better align payouts with the Company’s Revenue and non-GAAP operating income results against target, creating tighter alignment with shareholder outcomes. Underachievement of targets will result in lower payouts, reflecting the scale of STI payout in line with our financial performance while employees including the Company’s executive officers can enjoy greater upside should the Company exceed financial targets. This change further reinforces a strong “pay-for-performance” culture.

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Executive Compensation

updates to the compensation program for fiscal year 2024	The Compensation Committee implemented three changes to the executive compensation program in fiscal year 2024.

1.
Transition to a three-year vesting period for rTSR Performance Awards. To more closely align executive compensation with long-term shareholder value creation, the Compensation Committee transitioned the measurement and vesting periods for the performance based RSU’s (“Performance Awards”) earned by executives officers based upon the Company’s rTSR performance. Over the coming three years, shares earned for rTSR performance will transition to a three-year measurement period with a three-year cliff vesting at the end of the measurement period. The Company believes that this three-year measurement period and cliff vesting better rewards the creation of long-term shareholder value.

2.
Changes to the Measurement Periods for Financial Metric Based Performance Awards. To simplify the Company’s long-term incentive compensation (“LTI”) program, the Compensation Committee moved from a series of three one-year measurement periods for Performance Awards for executive officers based on financial metrics to a one-year performance measurement period and a series of one year cliff vesting periods with one third vesting each year based upon the level of achievement attained over the one-year performance period. The Company believes that this arrangement, along with the three-year performance period and cliff vesting for Performance Awards associated with the Company’s rTSR metric provides a balance of incentives to drive shareholder value creation and motivate and retain top executive officers

3.
Changes to the STI Program – New Financial Metric and Rebalanced Weighting. The final change was a new performance metric for the Company’s short-term incentive (“STI”) program for executive officers and a rebalanced weighting for the STI financial performance metrics. Previously, the Compensation Committee utilized three metrics for the STI program: Revenues, EBIDTA and Diversity and Inclusion metrics (comprised of diversity representation metrics and the Company’s belonging score from its employee survey). These metrics were weighted 60%/30%/10% respectively. The Compensation Committee replaced the EBITDA metric with a new non-GAAP operating income metric as it is more reflective of the Company’s near-term financial performance. In addition, the Compensation Committee re-weighted the top line and bottom line STI metrics (revenue and non-GAAP operating income) from a 60% weighting for revenue to a 45% weighting for revenue and an equal weighting of 45% for non-GAAP operating income. The remaining 10% will continue to be based upon the Company’s performance against its Diversity and Inclusion goals. The Company believes that this new weighting is appropriate as it continues to grow profitability through operating leverage while also driving top line growth.

The Compensation Committee intends to continue to monitor, evaluate and update the Company’s executive compensation program as appropriate to reflect shareholder feedback and best practices for the Company’s compensation policies and practices for its executive officers.

Fiscal Year 2024 Corporate Performance
The Company’s total annual revenue in fiscal year 2024 was $2.8 billion and marked the Company’s 23rd consecutive year of revenue growth. Cash flow from operating activities was $792 million and GAAP net income was $567 million. Cash flow from operations increased in fiscal year 2024 as a result of increased profitability. This was driven by revenue growth and a reduction to our cost base, as well as improved collections, and reduced inventory-related cash commitments as supply chain pressures normalized.

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Executive Compensation
The following chart reflects the Company’s revenue, cash flow from operations and GAAP net income over the past five fiscal years.

F5 REVENUE, CASH FLOW, AND NET INCOME

3000
2500
2000
1500
1000
500
0
Revenue ($ are in millions)
800
600
400
200
0
Cash Flow / Net Income ($ are in millions)
2019
2020
2021
2022
2023
2024
Revenue
Cash Flow from Operations
GAAP Net Income

The following chart reflects the Company’s cumulative total shareholder return over the past five fiscal years compared to its peer group and the Nasdaq Composite, S&P 500, and S&P 500 Information Technology Index.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL SHAREHOLDER RETURN

350
300
250
200
150
100
50
2019
2020
2021
2022
2023
2024
F5, Inc.
NASDAQ Composite Total Return
S&P 500 Information Technology Index
S&P 500 Index - Total Return
New Peer Group
Old Peer Group

Prepared by Zacks Investment Research, Inc. Used with permission. All rights reserved. Copyright 1980-2024. Index Data: Copyright Standard and Poor’s, Inc., and Copyright NASDAQ OMX, Inc. Used with permission. All rights reserved.
The Company has shared with investors its journey to become more software-, SaaS- and security-led. In fiscal year 2024, 58% of its product revenues were derived via software and SaaS. The

44	Fiscal Year 2024 Proxy Statement

Executive Compensation
Company returned $500 million to shareholders through stock buybacks in fiscal year 2024. The Company had previously committed to using at least 50% of its annual free cash flow toward stock buybacks. In fiscal year 2024, it overachieved this goal, using 66% of its fiscal year 2024 free cash flow to return capital to shareholders by repurchasing shares.

Executive Compensation Program Objectives and Compensation Philosophy
The Compensation Committee established a compensation program to align executive compensation with the Company’s business objectives, performance, and creation of shareholder value. The Compensation Committee designs our executive pay program to link compensation to improvements in elements of the Company’s performance associated with the creation of shareholder value. We achieve this objective through a compensation program that:

•	Provides a competitive total compensation package that enables the Company to attract, motivate, reward, and retain executive officers who contribute to the Company’s success;
•	Links incentive compensation to the performance of the Company and aligns the interests of our executive officers with the long-term interests of our shareholders; and
•	Establishes incentives that relate to the Company’s annual and long-term business strategies and objectives.
The Compensation Committee believes that the Company’s executive compensation should also reflect each executive officer’s qualifications, experience, role, and personal performance, as well as the Company’s performance achievements. In setting the fiscal year 2024 incumbent executive compensation, the Compensation Committee evaluated market data for both cash compensation and LTI and targeted total direct compensation at or around the market median as adjusted upwards or downwards based on the criteria noted above. We believe the total direct compensation our NEOs earned and received in fiscal year 2024, as set forth in the Summary Compensation Table for Fiscal Year 2024 on page 60, is consistent with and reflects these objectives.
When recruiting new executive officers, the Compensation Committee works closely with its independent compensation consultant to evaluate market practices for target total direct compensation, difficulty in recruiting and internal compensation comparisons, and any equity or other compensation value that the individuals would be forfeiting by leaving their prior employer as well as relocation and other costs.

SHAREHOLDER ENGAGEMENT AND ANNUAL ADVISORY VOTE
In addition to its routine shareholder engagement, the Company engages in proactive outreach to shareholders to discuss and receive input, provide additional information, and address questions including with respect to our executive compensation program. These engagements enable the Company’s Board of Directors and the Compensation Committee to better understand our shareholders’ priorities and perspectives and provide them with useful input. For example, items for discussion included recommended weighting between performance-based and service-based compensation elements and key metrics for equity awards.

In recognition of shareholder sentiment for fiscal year 2024, the Compensation Committee began transitioning the measurement and vesting periods for the performance based RSUs earned by our executive officers based upon the Company’s rTSR performance. Over the coming years, shares earned for rTSR performance will transition to a three-year measurement period with a three-year cliff vesting at the end of the measurement period.
The Compensation Committee carefully considers feedback from shareholders about the Company’s executive compensation program, including the results of the shareholders’ annual advisory vote on executive officer compensation. The Compensation Committee believes this vote reflects overall support for our executive compensation program. Shareholders are invited to express their views to the Compensation Committee, including as described above under the heading “Communications with Directors.”

Fiscal Year 2024 Proxy Statement	45

Executive Compensation
Elements of Our Fiscal Year 2024 Compensation	The three primary elements of our fiscal year 2024 executive compensation program were:
(i) base salary (Salary),
(ii) short-term incentive compensation in the form of cash bonuses (Bonus), and
(iii) long-term incentive compensation composed of equity compensation that were both performance-based and service-based (LTI).

How Each Element Fits Into our Overall Compensation Objectives and Affects Other Elements of Compensation
Consistent with our philosophy that a significant portion of the executive officers’ compensation should be directly linked to the performance of the Company and align the interests of our executive officers with the long-term interests of our shareholders, a majority of the CEO’s target total direct compensation was based on the Company achieving certain performance and financial targets.

The charts below reflect the relative target values of the three key elements of NEO compensation for fiscal year 2024:

“Other NEO Compensation” is an average of the NEOs other than the CEO. Base salary, bonus, and LTI are reflected at target. Please refer to the “Cash Incentive Compensation” and “Fiscal Year 2024 Equity Awards” sections below for information on the fiscal year 2024 values.

The charts below reflect the percentage of NEO target total direct compensation that was performance-based (bonus and performance-based portion of LTI) for fiscal year 2024:

46	Fiscal Year 2024 Proxy Statement

Executive Compensation
With changes to the executive team over the past few years, including some executive officers who are newer in their roles, the Compensation Committee adopted a zoned-based approach for determining an incumbent executive officer’s pay positioning. Each incumbent executive officer’s pay position was analyzed within a market range and based on the incumbent’s sustained performance within the organization and experience outside of the organization. The following table illustrates this pay positioning philosophy:

Position to Market Over Time
For fiscal year 2024 the Compensation Committee evaluated target total direct compensation opportunities for each NEO against benchmarks at the 25th, 50th and 75th percentiles of the competitive market with a goal to set target total direct cash compensation for the NEOs (base salary plus the target annual bonus) and target total direct compensation (cash and equity compensation) at or near the 50th percentile range relative to the Company’s compensation peer group. Target total direct compensation for Messrs. Locoh-Donou and Whalen was well aligned to the 50th percentile of the proxy peers, Ms. Sprague was aligned closer to the 75th percentile of the proxy peers to recognize the breadth of her role, and the other NEOs were below the 50th percentile of our proxy peers.
Base Salary
Base salary is the fixed element of employees’ annual cash compensation. Our executive officers’ base salaries are set at levels that reflect the following:
•	The executive’s specific job responsibilities, experience, qualifications, job performance, and potential future contributions;
•	Market data from the Radford Global Compensation survey database covering technology companies in comparable areas (Survey Companies); and
•
Compensation paid to comparable executives as set forth in the proxy statements for the companies in our compensation peer group developed by the Compensation Committee’s independent compensation consultant (See “Factors Considered by the Compensation Committee in Establishing Executive Compensation — Competitive Market Analysis”).

Fiscal Year 2024 Proxy Statement	47

Executive Compensation
The Compensation Committee reviews and may adjust base salaries annually and may also adjust salaries from time to time in recognition of individual performance, promotions, and market competitiveness considerations. The Compensation Committee generally sets NEO base salaries at or near the 50th percentile range of base compensation for comparable executive officers at the companies in the compensation peer group with variations based on tenure and scope of responsibility. Given the macroenvironment uncertainty, the Compensation Committee determined to provide no increase in base salaries for the NEOs for fiscal year 2024.

	Fiscal Year 2023 Base Salary ($)	Fiscal Year 2024 Base Salary ($)	% of Base Salary Increase
François Locoh-Donou	$962,000	$962,000	0%
Frank Pelzer	$562,000	$562,000	0%
Tom Fountain	$582,000	$582,000	0%
Kara Sprague	$525,000	$525,000	0%
Chad Whalen	$499,000	$499,000	0%

Annual Cash Incentives
The Compensation Committee believes that short-term incentives based on attaining or exceeding pre-established targets for financial and operational performance metrics properly align the interests of our executive officers with the interests of our shareholders. All of our executive officers participate in our annual cash incentive program, with each NEO assigned a target annual bonus opportunity expressed as a percentage of the NEO’s annual base salary. The Compensation Committee, and in the case of the NEOs other than the President and CEO in consultation with our President and CEO, determines the target annual bonus opportunities based on its assessment of the impact each position has on the Company’s performance and an analysis of competitive market data drawn from the Peer Group Companies and the Survey Companies (for positions where peer group data is not available). For fiscal year 2024, target annual bonus opportunities ranged from 90% to 130% of NEO base salaries. However, in recognition of the challenging macroeconomic environment and the Company’s focus on increasing profitability, the Compensation Committee exercised its discretion and capped the actual annual bonus payment of the NEOs other than Mr. Locoh-Donou at 75% of target and at 50% of target in the case of Mr. Locoh-Donou. The table below sets forth the actual performance attainment level for each NEO as well as the capped amount of their actual bonus payments.

	Base Salary Annual Rate ($)	Incentive Plan Target as a % of Base Salary	Incentive Plan Maximum as a % of Base Salary	Attainment as % of Target(1)	Compensation Committee- Imposed Cap	Actual ($)
François Locoh-Donou	$962,000	130%	260%	99.1%	50%	$625,300
Frank Pelzer	$562,000	90%	180%	99.1%	75%	$379,350
Tom Fountain	$582,000	100%	200%	99.1%	75%	$436,500
Kara Sprague	$525,000	90%	180%	99.1%	75%	$354,375
Chad Whalen	$499,000	100%	200%	99.1%	75%	$374,250

1.	Rounded to nearest tenth of a percent.
Fiscal Year 2024 Performance Metrics
Consistent with the Company’s commitment to our ESG initiatives, and to continue to make F5 a more diverse and inclusive place to work, the Compensation Committee continued to include quantitative diversity and inclusion (“D&I”) metrics for its executive officers’ fiscal year 2024 annual cash incentive program. As described above in “Corporate Governance - Social - Diversity and

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Executive Compensation
Inclusion,” the Company believes our differences—when embraced with humility and respect—drive smarter decisions, increased innovation, stronger performance, and a culture where everyone can be themselves and reach their full potential.
The metrics (and their relative weighting) for the fiscal year 2024 annual cash incentive program were:
•	45% based on the Company achieving target revenue for the fiscal year;
•	45% based on the Company achieving target non-GAAP operating income (“Operating Income”) for the fiscal year; and
•	10% based on the Company achieving target growth in D&I representation.
Non-GAAP operating income excludes from GAAP operating income, as applicable, stock-based compensation, amortization and impairment of purchased intangible assets, facility-exit costs, acquisition-related charges, net of taxes, and restructuring charges. The focus on revenue growth balanced by the Operating Income and D&I targets ensures that the Company appropriately manages operating risks, avoids excessive risk-taking, and maintains its gross margin and operating margin targets while building a company culture of belonging and representation. The Compensation Committee believes these goals appropriately reflect and address the interests of our shareholders and promote the Company’s business strategies and objectives. Accordingly, the Compensation Committee approved these performance metrics for the annual cash incentive program.
The Compensation Committee determines the target level for each performance metric and will not pay cash bonuses with respect to the revenue and Operating Income performance metrics unless at least 80% of the applicable target goal is achieved. Payment with respect to the annual revenue and Operating Income performance metrics are linear above 80% of the applicable target and subject to a 200% cap. The Company’s actual performance against each of the annual revenue and Operating Income metrics is evaluated separately and for our executive officers to earn more than 100% of their target bonus opportunities allocated to these metrics, the aggregate results for both the annual revenue and Operating Income performance metrics must equal or exceed 100% of the applicable target performance level.
The D&I performance metric is weighted in four equal parts consisting of growth of global female employees, growth of U.S. Black employees, growth of U.S. Hispanic/Latino(a) employees (collectively, the “Diversity Goals”) and a favorable global belonging score (the “Inclusion Goal”) returned in the most recent employee survey results. The attainment for the Diversity Goals is determined on a straight-line basis for growth over the baseline and subject to the 200% cap. The Inclusion Goal is subject to a 70% achievement threshold, which provides for a 50% payout, and determined on a linear basis between the threshold and target performance levels and on a linear basis above the target performance level and subject to the 200% cap at a 90% achievement level.
For example, if 90% of the annual revenue target, 85% of the Operating Income target and 80% of the D&I target were achieved, the annual cash bonus would be paid out at 86.8%. If 90% of the annual revenue target, 150% of the Operating Income target and 110% of the D&I target were achieved, the annual cash bonus with respect to the aggregate of the revenue and Operating Income performance metrics would be capped at 100% and the annual cash bonus would be paid at a weighted 111%. If 100% of the annual revenue target, 120% of the Operating Income target and 110% of the D&I target were achieved, the annual cash bonus would be paid at a weighted 110% since the 100% target levels for both the annual revenue and Operating Income performance metrics were exceeded for both metrics.

Fiscal Year 2024 Proxy Statement	49

Executive Compensation

	Weight	Performance Formula Examples
% of Revenue Target Achieved	45%	90	90	100	70	70
% of Operating Income Target Achieved	45%	85	150	120	90	75
% of Diversity and Inclusion Target Achieved	10%	80	110	110	65	65
Total % Achieved		86.8	111.0	110.0	47.0	6.5

For fiscal year 2024, the annual revenue target was $2,770 million and the annual Operating Income target was $929 million
The Diversity Goals was based on driving percentage growth targets in fiscal year 2024 compared to fiscal year 2023, including increasing our Black representation by 9% (+0.3% target growth) and Latino(a) representation by 2% (+0.1% target growth) in the United States and increasing our female representation by 3% (+0.7% target growth) globally. Percentage growth for the Diversity Goals was to be determined without regard to any acquisitions or similar transactions during the fiscal year. The Inclusion Goal was based on an 80% target global belonging engagement survey favorability score.
These performance metrics were set at levels that the Compensation Committee believed would require solid execution by the executive team, and, if achieved, will contribute to growing shareholder value.
In fiscal year 2024, the Company achieved 101.7% of the annual revenue target, 101.8% of the annual Operating Income target, and 75.4% of the D&I target and, as a result, the executive officers earned 99.1% of their target annual bonus opportunities. Despite these achievements, for the reasons described above the Compensation Committee capped the NEO cash bonuses at 75% of target for the NEOs other than Mr. Locoh-Donou and at 50% for Mr. Locoh-Donou.
Calculation of 2024 Cash Incentive Awards

Performance measure	Weighting	Threshold	Target	Maximum	Actual	Attainment as a % of Target(1)
Revenue	45%	$2,216.0M	$2,770.0M	$5,540.0M	$2,816.1M	101.7%
Operating Income	45%	$743.2M	$929.0M	$1,858M	$945.6M	101.8%
Diversity and Inclusion	10%					75.4%
Global Female Diversity Goal	2.5%	25.3%	+0.7%	+1.4%	+0.35%	50%
U.S. Black Diversity Goal	2.5%	3.5%	+0.3%	+0.6%	+0.20%	66.7%
U.S. Hispanic/Latino(a) Diversity Goal	2.5%	5.2%	+0.1%	+0.2%	+0.12%	120%
Inclusion Goal	2.5%	70%	80%	90%	73%	65%
Cash bonus as a % of target						99.1%(2)

1.	Rounded to nearest tenth of a percent.
2.	The Compensation Committee capped the NEO cash incentive bonuses at 75% of target for the NEOs other than Mr. Locoh-Donou and at 50% for Mr. Locoh-Donou

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Executive Compensation
Equity Awards
To further align the compensation of our executive officers with the creation of shareholder value, the Compensation Committee grants to our NEOs long-term incentive compensation opportunities in the form of both performance-based and service-based equity awards (the “LTI Grants”). Among other factors, the Compensation Committee evaluates market conditions for executive compensation in determining the levels of LTI Grants for each of the NEOs (see section entitled “Factors Considered by The Compensation Committee in Establishing Executive Compensation – Competitive Market Analysis”). The Compensation Committee believes that equity ownership aligns the interests of our executive officers with those of our shareholders and provides significant motivation to our executive officers to maximize value creation for our shareholders.
The Compensation Committee periodically approves grants of equity-based compensation in the form of both performance-based and service-based RSUs under the Company’s equity incentive plan. Beginning in fiscal year 2022, to reflect a greater emphasis on pay for performance, the Compensation Committee increased the performance-based portion of the Chief Executive Officer’s target LTI Grant from 50% to 60%. In fiscal year 2024, the Compensation Committee began a transition of the measurement and vesting periods for the performance based RSU’s (“Performance Awards”) to be earned by executives based upon the Company’s rTSR performance. Over the coming three years, shares earned for rTSR performance will transition to a three-year measurement period with a three-year cliff vesting at the end of the measurement period. To ease the transition to this new award design, the Performance Awards granted in fiscal year 2024 were slightly more heavily weighted towards rTSR performance. For fiscal year 2024, the LTI Grants were approximately 46.1% service-based for NEOs other than the CEO (36.4% for the CEO), vesting over three years in equal quarterly increments, and 53.9% performance-based for NEOs other than the CEO (63.6% for the CEO), vesting over three years annually, subject to the Company achieving specified performance targets over the three-year period following the grant of the awards (the “2024 Performance Awards”). The Compensation Committee considered the following factors in determining the size of these LTI Grants:
•	The relative role and responsibilities of each NEO;
•	The previous and expected future contributions of each executive officer to the Company’s success; and
•
Competitive market data on the equity award grants practices of companies in the compensation peer group companies provided by its independent compensation consultant, including data at the 25th, 50th, and 75th percentiles.

The Board of Directors has adopted a “Policy Regarding the Granting of Equity-Based Compensation Awards,” which provides that the Compensation Committee or the Board of Directors, as applicable, will approve equity awards to current employees, including executive officers, and service providers (other than newly promoted individuals and non-employee directors) on an annual basis on the first business day in November. A copy of this policy may be found under the “Company — Investor Relations — ESG — Governance Documents” section of the Company’s website.

Fiscal Year 2024 Proxy Statement	51

Executive Compensation
Fiscal Year 2024 Equity Awards
For fiscal year 2024, the Compensation Committee granted the following equity awards (2024 Equity Award) to our NEOs as set forth below.

	2024 Service- Based Equity Awards	2024 Performance- Based Equity Awards	2024 Annual Target Value
François Locoh-Donou	30,280	52,989	$12,650,000
Frank Pelzer	10,532	12,290	$3,467,000
Tom Fountain	12,507	14,594	$4,117,000
Kara Sprague	12,507	14,594	$4,117,000
Chad Whalen	11,191	13,053	$3,683,000

The service-based equity awards granted to Messrs. Pelzer, Fountain, Whalen, and Ms. Sprague vest over three years, with approximately 46.1% of the awards vesting in equal quarterly increments. The other approximately 53.9% of the awards are performance-based and vest in three annual increments subject to the achievement of pre-established performance-based goals as set forth below. The annual equity award to Mr. Locoh-Donou vests over three years, with approximately 36.4% of the award vesting in equal quarterly increments. The other approximately 63.6% of the award is performance-based and vests in three annual increments subject to the achievement of performance-based goals as set forth below.
Performance-Based Equity Awards
The Compensation Committee, assisted by its independent compensation consultant, selected the performance goals for the LTI performance-based RSUs. Consistent with the Company’s stated growth strategy, the Compensation Committee believed that top line revenue growth continues to be a primary driver of shareholder value creation. The Compensation Committee believes that revenue growth is the key driver of shareholder value creation and as such it furthers the shared interests of our executive officers and shareholders and therefore it is a more heavily weighted metric. In addition, the Compensation Committee continued to recognize the focus on Company profitability and its role in long term shareholder value creation with the inclusion of an Earnings Per Share (EPS) metric. Finally, to continue to align executive compensation with shareholder returns, the Compensation Committee determined to use a relative TSR metric as benchmarked against the S&P 500. The TSR metric was to be measured over two and three years for outstanding awards, as the Compensation Committee continued its transition to a 3-year rTSR metric.

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Executive Compensation
One-third of the 2024 Performance Awards were earned and vested on November 1, 2024, based on achieving the one-year Revenue, EPS and rTSR goals. The remaining two thirds of the Revenue and EPS performance portion of the award will vest and be paid in equal 1/3 installments in year two and three based on fiscal year 2024 achievement provided the individual remains in service with the Company. The relative TSR portion of the award is subject to vesting annually thereafter based on the Company’s 2-year and 3-year relative to the total shareholder return of the S&P 500 Index. The Compensation Committee established the following performance metrics for the 2024 Performance Awards and the fiscal 2024 vesting of the equity awards made to NEOs in fiscal years 2023 and 2022 (2023 and 2022 Performance Awards):
•	42.9% (2024 Performance Award) / 50% (2023 and 2022 Performance Awards) of the goal was based on the Company achieving target GAAP revenue for the fiscal year;
•
21.4% (2024 Performance Award) / 25% (2023 and 2022 Performance Awards) of the goal was based on the Company achieving target non-GAAP earnings per share (“EPS”) for the fiscal year. The EPS metric is computed by dividing non-GAAP net income by the weighted average number of shares of Common Stock and dilutive Common Stock equivalents outstanding during the fiscal year. Non-GAAP net income excludes, as applicable, stock-based compensation, amortization and impairment of purchased intangible assets, facility-exit costs, acquisition-related charges, net of taxes, restructuring charges, and certain non-recurring tax expenses and benefits and is adjusted by the amount of additional taxes or tax benefit that the Company would accrue if it used this non-GAAP net income instead of GAAP net income to calculate the Company’s tax liability; and

•
35.7% of the 2024 Performance Award goal was based on rTSR benchmarked against the S&P 500 Index as described above, 25% of the 2023 Performance Award was based on a two-year relative TSR, and 25% of the 2022 Performance Award was based on a three-year relative TSR as established by the Compensation Committee in fiscal year 2024, 2023 and 2022, respectively.

The threshold, target, and maximum goals and payout levels for these metrics are set forth below:

Level	Total Revenue Metric	% Payout	EPS Metric	% Payout	Relative TSR Percentile Rank Metric	% Payout(1)
Threshold	$2,216B	80%	$11.21	90%	25th	50%
Target	$2,770B	100%	$12.46	100%	50th	100%
Maximum	$5,540B	200%	$13.71	110%	>75th	200%
2024 Actual	$2,816.1B	101.7%	$13.37	172.8%	63.8th	155.1%

1.	Rounded to nearest tenth of a percent.
Vesting and payment with respect to each 2024, 2023 and 2022 Performance Award goal is subject to meeting the threshold level and is measured linearly above the threshold of the applicable goal. Each goal is capped at achievement of 200% payout.

Fiscal Year 2024 Proxy Statement	53

Executive Compensation
For the fiscal years 2022, 2023 and 2024 Performance Awards, the executive officers achieved the following:

Total revenue for fiscal year 2024	EPS for fiscal year 2024
$2,816,119,837	$13.37
resulting in a payout of	for a payout of
101.7%	172.8%

Metric	2022 (3yr TSR)	2023 (2yr TSR)	2024 (1yr TSR)
TSR	3.54%	44.96%	37.56%
Percentile	31.24th	59.92th	63.78th
TSR Payout(1)	62.47%	139.68%	155.13%

1.	Rounded to nearest tenth of a percent.
•
Based on the relative weighting of each goal, the total achievement was 132.8% for the 2024 Performance Award, 129.0% for the 2023 Performance Award, and 109.7% for the 2022 Performance Award as illustrated below.

The Compensation Committee believes this performance formula has contributed to the Company’s financial performance and is of crucial importance in maintaining and growing shareholder value and furthering the shared interests of the Company’s executive officers and shareholders. The performance-based equity incentive compensation is paid out on a linear basis above threshold, setting up the executive officers’ total direct compensation to be reduced significantly if the Company has poor operating results. Since each goal is capped at achievement of 200% payout, the performance formula limits to a reasonable and foreseeable level the amount of performance-based equity incentive compensation paid in the case of strong operating results exceeding the targets.

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The performance formula and targets represent key metrics by which the Company is evaluated and provide an appropriate and effective balance of performance incentives to focus and motivate executive officers to maximize value for the Company’s shareholders without excessive risk-taking. Equity awards not earned for any performance period are forfeited. Generally, an NEO must be employed by the Company or its affiliates on each vesting date to receive the shares of Common Stock issuable on that date.
The grant date fair value of equity incentive awards reported in the Grants of Plan-Based Awards in Fiscal 2024 Table is based on the closing market price of the Company’s Common Stock on the accounting grant date, which, in the case of portions of the later tranches of portions of the performance-based equity awards, is later than the date the Compensation Committee determines the number of shares underlying the annual awards to executives. Therefore, the Table includes the cumulative value of a portion of performance-based equity awards issued in fiscal years 2022, and 2023, as reflected in footnote (3) in the Table.
Footnote (4) of the Grants of Plan-Based Awards Table in Fiscal Year 2024 includes additional information regarding the performance-based equity compensation program in fiscal year 2024.

Factors Considered by The Compensation Committee in Establishing Executive Compensation
Competitive Market Analysis

The Compensation Committee conducts an annual review of our executive compensation program and uses competitive market data drawn from the peer group and broad-based compensation surveys to help set proper compensation levels. The Compensation Committee retained Compensia, a national compensation consulting firm, to assist it in this review and to conduct a competitive review of the total direct compensation (cash and equity compensation) for our executive officers for fiscal year 2024. The Compensation Committee instructed Compensia to collect base salary, total cash, short-term incentive, long-term incentive, and total direct compensation data and to analyze and compare on a pay rank and position basis our executive officers’ compensation with the compensation paid to comparable executives. Compensia used Proxy Statement data from the companies in the peer group it developed that the Compensation Committee approved, as well as survey data.

To assess the competitive market pay levels for our executive officers, the Compensation Committee requested Compensia to review and update the Company’s peer group for fiscal year 2024 to:
•	ensure it consisted of organizations that are comparable to the Company in terms of complexity of operations and size focusing on industry, revenue and market capitalization;
•	compare each of the executive positions to positions at the companies in the compensation peer group as well as positions in a survey prepared for the Company by Radford; and
•
gather and analyze compensation data from the public filings of the companies in the compensation peer group and published survey sources, and provide an analysis of realized pay trends for our executive officers.

The Compensation Committee reviewed this data and the recommendations of Compensia and evaluated these inputs in the context of its compensation philosophy and historical pay practices. Based on this review, the Compensation Committee established the fiscal year 2024 compensation program for our executive officers, including the NEOs.
In developing the compensation peer group, the Compensation Committee focused on companies that the Company competes with in the marketplace and for talent, as well as other factors identified by its independent compensation consultant. In addition, the Company’s continued growth, expanding business model, and software and security focus led the Compensation Committee to conclude that a broad range of peer companies was appropriate and included a mix of larger and smaller companies. Company size both in terms of revenue and market capitalization

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Executive Compensation
were factors that were considered in selecting the peer group companies. The Compensation Committee also believed that other factors such as similar industry and operational focus, comparable business models, growth rates, and competition for executive talent were also relevant in selecting the peer group companies.
Based on the information and input received from management and Compensia, the Compensation Committee modified the set of peers used for fiscal year 2024 by adding Ciena Co., Dropbox, Inc., NetApp, Inc. and Pure Storage, Inc. and removing Citrix Systems, Inc., CrowdStrike Holdings, Inc. Datadog, Inc. and ServiceNow, Inc. These changes were made due to a combination of acquisition activity and consideration of overall financial comparability and industry focus relative to F5. Accordingly, the Compensation Committee approved the following peer companies to analyze the Company’s executive compensation program for fiscal year 2024:

Akamai Technologies, Inc. Arista Networks, Inc. Autodesk, Inc. Cadence Design Systems, Inc. CheckPoint Software Technologies Ltd. Ciena Co.	Dropbox, Inc. Fortinet, Inc. Juniper Networks, Inc. Gen Digital, Inc. (formerly NortonLifeLock Inc.) NetApp, Inc. Nutanix, Inc. Palo Alto Networks, Inc.	Pure Storage, Inc. Splunk Inc. Synopsys, Inc. Teradata Corporation VeriSign, Inc. VMWare, Inc. Workday, Inc.

As of the date of the market analysis conducted by Compensia, the Company was positioned relative to the peer group at the 27th percentile in revenues, 22nd percentile in market capitalization, and 20th percentile in market capitalization to revenues. For fiscal year 2024, Compensia also reviewed with the Compensation Committee compensation data from a custom cut of the peer group companies drawn from the Radford Global Compensation database. This data was used by the Compensation Committee primarily as a competitive reference for positions below the executive officer level and as supplemental data where insufficient peer group data was available.
The Committee has evaluated its relationship with Compensia to ensure that it believes that such firm is independent from management. This review process included a review of the services that Compensia provided, the quality of those services, and the fees associated with the services provided during fiscal year 2024. Based on this review, as well as consideration of the factors affecting independence set forth in Exchange Act Rule 10C-1(b)(4), Rule 5605(d)(3)(D) of the Nasdaq Marketplace Rules, and such other factors as were deemed relevant under the circumstances, the Committee evaluated Compensia’s independence and determined that no conflict of interest has arisen as a result of the work performed by Compensia.
Other Benefits and Perquisites
The Company’s executive officers participate in broad-based benefit plans and programs that are available to our other employees and are eligible for a communication stipend and an executive physical examination. The Company pays reasonable travel and trip expenses and taxes with respect to such expenses to attend a Company-sponsored employee recognition event for individuals from across various departments of the Company who have been designated as making significant contributions during the fiscal year and chosen among those designated. The Company’s executive officers attend such Company-sponsored employee recognition event to recognize the contributions of such designated individuals, show the Company’s appreciation and build relationships that promote retention. The Company does not currently provide additional material perquisites for its executive officers.

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Clawback Policy
The Board has adopted a Clawback Policy that is compliant with Exchange Act Rule 10D-1 and applicable Nasdaq listing standards. The Clawback Policy requires that in the event of an accounting restatement of the Company’s financial statements due to the Company’s material noncompliance with financial reporting requirements, the Company will recover amounts awarded (cash or equity) to Company executives in excess of what would have been received if determined based on a restated financial measure (including total shareholder return) subject to limited exceptions as provided in the listing standards.

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Executive Compensation
Stock Ownership and Stock Post-Vesting Holding Guidelines
We maintain Stock Ownership and Stock Post-Vesting Holding Guidelines to promote a long-term perspective in managing our business, further align the interests of our executive officers and our shareholders, and reduce any incentive for excessive short-term risk taking. The guidelines provide for the following stock ownership:

President and Chief Executive Officer	5x base salary
All Other Executive Officers	2x base salary

Executive officers are required to achieve the ownership guidelines within three years after first being designated as an executive officer. Regardless of whether the multiple of base salary ownership guideline is met, Executive Officers are required to retain the Net Shares received as a result of the vesting of RSUs granted during fiscal year 2022 or thereafter for a minimum period of one year after such vesting. In addition, until the applicable ownership guideline is achieved, the stock holding provisions require our executive officers to continue to retain even after the one-year post-vesting holding period, a number of shares equal to not less than 20% of the Net Shares received as the result of the vesting of any RSUs. “Net Shares” are those shares that remain after shares are sold to satisfy any required withholding tax obligation. Shares of Common Stock that count toward satisfaction of the guidelines include shares purchased on the open market, shares obtained through stock option exercises or under the Company’s Employee Stock Purchase Plan, shares obtained through grants of RSUs, and shares beneficially owned in a trust by a spouse and/or minor children. Shares owned by executive officers are valued at the greater of (i) the price at the time of acquisition/purchase or (ii) the current market value.
Hedging Policy
We consider it improper and inappropriate for any employee, officer, or director of the Company to engage in short-term or speculative transactions in the Company’s securities. As described above in “Corporate Governance – Derivatives Trading and Hedging Policy”, the Company’s “Insider Trading Policy” specifically prohibits directors, officers and other employees, and their family members, from engaging in short sales of the Company’s securities, transactions in puts, calls, or other derivative securities on an exchange or in any other organized market, and hedging transactions related to the Company’s securities. In addition, directors, officers, and other employees are prohibited, except under certain limited exceptions, from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Each of the NEOs complied with this policy during fiscal year 2024 and has no Company securities pledged or in margin accounts.

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Impact of Accounting and Tax Treatments of a Particular Form of Compensation
The accounting and tax treatment of the elements of our executive compensation program is one factor considered by the Compensation Committee in the design of the program. Although the Compensation Committee may consider the impact of tax and accounting consequences when developing and implementing the Company’s executive compensation program, the Compensation Committee retains the flexibility to design and administer a compensation program that is in the best interests of the Company and its shareholders.

Employment Contracts and Double-Trigger Change-of-Control Arrangements
We have entered into change-of-control agreements with each of the executive officers (the “Change of Control Agreement”) (See “Potential Payments Upon Termination or Change of Control”). The Compensation Committee recognizes that the threat or possibility of an acquisition by another company or some other change of control event can be a distraction and believes that it is in the best interests of the Company and our shareholders to ensure that the Company will have the continued full attention and dedication of the NEOs notwithstanding the possibility, threat, or occurrence of such an event. See the “2024 Potential Payments Upon Termination or Change of Control Table” for additional information regarding an estimate of the potential payments and benefits that each NEO could receive under the change-of-control agreements. The change-of-control agreements feature a “double trigger” clause that provides that an executive officer will not receive payments and benefits pursuant to the agreement unless their employment is terminated under certain circumstance within two years following a change of control event. In addition, the RSU grant agreements issued to our NEOs provide that upon certain changes of control of the Company the vesting of outstanding and unvested RSUs will accelerate and the RSUs will become fully vested. We believe that the change-of-control provisions provide an additional tool for attracting and retaining key executive officers.

In addition to the foregoing, the Company has entered into a written employment offer letter with Mr. Locoh-Donou providing that should the Company terminate his employment without “Cause” as that term is defined in the Company’s standard form Change-of-Control agreement, or for “Good Reason” as described in his employment offer letter and further described in the section entitled “Potential Payments Upon Termination or Change of Control” below, we will pay him a cash severance amount equal to his first year base salary and executive incentive compensation at target as well as provide accelerated vesting of his outstanding equity awards scheduled to vest within the next six months following his termination of employment or a payment in lieu of such accelerated vesting as determined at the discretion of the Compensation Committee. Such payments are subject to Mr. Locoh-Donou’s resignation from the Board of Directors and compliance with a one-year non-competition agreement. There are currently no other written employment contracts providing severance payments and benefits to any of our NEOs. Each such executive officer is an “at-will” employee, and his or her employment may be terminated anytime with or without cause. In recognition of an executive officer’s service and contributions to the Company’s success, the Company may enter into a separation agreement with an executive officer. These agreements also include other customary terms and conditions, such as a general release of claims in favor of the Company, and may also require the former executive officer to provide certain transition services or covenants not to compete at the request of the Company. A transition agreement was entered into with Mr. Pelzer to provide consulting services as described in “Potential Payments Upon Termination or Change of Control”.

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Executive Compensation
Summary Compensation Table
The following table sets forth information concerning compensation for services rendered to us by (a) our Chief Executive Officer in fiscal year 2024, (b) our Chief Financial Officer (the “CFO”) and (c) our three other most highly compensated executive officers who were serving as our executive officers at the end of fiscal year 2024. These executive officers are collectively hereinafter referred to as the “Named Executive Officers” or “NEOs.”

Summary Compensation Table for Fiscal Year 2024

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)(4)
François Locoh-Donou President and Chief Executive Officer	2024	962,000	—	16,426,775	625,300	30,367	18,044,442
	2023	962,000	—	9,853,662	—	41,104	10,856,766
	2022	925,000	—	10,824,280	1,069,162	5,420	12,823,862
Frank Pelzer Executive VP and Chief Financial Officer	2024	562,000	—	4,283,799	379,350	31,967	5,257,116
	2023	562,000	—	2,661,586	151,740	6,170	3,381,496
	2022	540,000	—	2,988,305	432,110	6,080	3,966,495
Tom Fountain Chief Operating Officer	2024	582,000	—	5,156,741	436,500	30,815	6,206,056
	2023	582,000	—	3,405,852	174,600	1,450	4,163,902
	2022	560,000	—	4,024,016	497,905	7,745	5,089,666
Kara Sprague Executive VP and Chief Product Officer	2024	525,000	—	5,178,495	354,375	30,426	6,088,296
	2023	525,000	—	3,491,814	141,750	16,754	4,175,318
	2022	500,000	—	3,629,135	400,102	5,420	4,534,657
Chad Whalen Chief Revenue Officer	2024	499,000	—	4,926,153	374,250	16,187	5,815,590
	2023	499,000	—	3,404,161	149,700	42,078	4,094,939
	2022	480,000	—	6,064,942	426,776	5,420	6,977,138

1.
This column represents the aggregate grant date fair value of RSUs treated as granted to Named Executive Officers in the applicable year computed in accordance with Accounting Standards Codification Topic 718, Stock Compensation (ASC Topic 718) and determined as of the grant date under ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 “Summary of Significant Accounting Policies — Stock-based Compensation” and note 10 “Stock-based Compensation” included in our financial statements in our Annual Report to Shareholders on Form 10-K for the fiscal year ended September 30, 2024. Additional information about the RSUs including maximum opportunity appears in the Compensation Discussion and Analysis and in the Grants of Plan-Based Awards in Fiscal Year 2024 Table and related narrative.

2.
This column represents the total cash incentive bonus paid to the Named Executive Officers for fiscal year 2024 under the Incentive Plan. For additional information, see the discussion of the cash incentive bonus set forth in the Compensation Discussion and Analysis and footnote (2) of the Grants of Plan-Based Awards in Fiscal Year 2024 Table.

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3.	Items in the “All Other Compensation” column are outlined in the following table:
Items in All Other Compensation Column for Fiscal Year 2024

Name	Company Contributions to 401(k) Plan	Communication Stipend	High Performing Employee Recognition Trip*	Total All Other Compensation
François Locoh-Donou	$4,400	$1,200	$24,767	$30,367
Frank Pelzer	$4,400	$1,920	$25,647	$31,967
Tom Fountain	$4,400	$1,200	$25,215	$30,815
Kara Sprague	$4,400	$1,200	$24,826	$30,426
Chad Whalen	$4,400	$1,200	$10,587	$16,187

*
The high performing employee recognition trip amounts above include both the cost for the executive officer to attend the Company event to recognize high-performing employees as well as an amount to cover the taxes to the executive with respect to such trip. The tax reimbursement amounts included in the amounts above are as follows: Mr. Locoh-Donou $6,168, Mr. Pelzer $6,622, Mr. Fountain $8,800, Ms. Sprague $7,762 and Mr. Whalen $2,046.

4.	The Company did not provide any options for the applicable fiscal years and does not have a pension or nonqualified deferred compensation plan.

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Grants of Plan-Based Awards in Fiscal Year 2024

			Estimated Possible Payouts Under Non-equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(5)			All Other Stock Awards: Number of Shares of Stock or Units (#)(6)	Grant Date Fair Value of Stock Awards ($)(7)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
François Locoh-Donou	11/1/2023(1)	10/31/2023	—	—	—	—	—	—	30,280	4,600,138
	10/31/2023(1)(3)	10/31/2023	—	—	—	12,872	18,389	36,777	—	2,787,513
	11/1/2023(1)(4)	10/31/2023	—	—	—	33,306	52,989	105,978	—	9,039,124
			900,432	1,250,600	2,501,200	—	—	—	—	—
Frank Pelzer	11/1/2023(1)	10/31/2023	—	—	—	—	—	—	10,532	1,600,021
	10/31/2023(1)(3)	10/31/2023	—	—	—	2,712	3,874	7,749	—	587,298
	11/1/2023(1)(4)	10/31/2023	—	—	—	7,725	12,290	24,580	—	2,096,480
			364,176	505,800	1,011,600	—	—	—	—	—
Tom Fountain	11/1/2023(1)	10/31/2023	—	—	—	—	—	—	12,507	1,900,063
	10/31/2023(1)(3)	10/31/2023	—	—	—	3,543	5,061	10,122	—	767,159
	11/1/2023(1)(4)	10/31/2023	—	—	—	9,173	14,594	29,188	—	2,489,519
			419,040	582,000	1,164,000	—	—	—	—	—
Kara Sprague	11/1/2023(1)	10/31/2023	—	—	—	—	—	—	12,507	1,900,063
	10/31/2023(1)(3)	10/31/2023	—	—	—	3,643	5,204	10,409	—	788,912
	11/1/2023(1)(4)	10/31/2023	—	—	—	9,173	14,594	29,188	—	2,489,519
			340,200	472,500	945,000	—	—	—	—	—
Chad Whalen	11/1/2023(1)	10/31/2023	—	—	—	—	—	—	11,191	1,700,137
	10/31/2023(1)(3)	10/31/2023	—	—	—	4,615	6,593	13,185	—	999,357
	11/1/2023(1)(4)	10/31/2023	—	—	—	8,204	13,053	26,106	—	2,226,659
			359,280	499,000	998,000	—	—	—	—	—

1.	RSUs granted under the F5, Inc. Incentive Plan. No options were granted to the NEOs in fiscal year 2024.
2.	Represents the cash incentive bonus opportunity for fiscal year 2024 under the Incentive Plan. The cash incentive bonus opportunity is a percentage of base salary for the fiscal year,
45% of the cash incentive bonus is based on the Company achieving target revenue for the fiscal year, 45% is based on the Company achieving target Operating Income for the fiscal year and 10% is based on the Company achieving target growth in D&I. No cash incentive bonus with respect to the revenue and Operating Income performance goals will be paid for results less than 80% of an applicable target. Payment with respect to the revenue and Operating Income performance goals are linear above 80% of the applicable target goal and subject to a 200% cap. Payment with respect to the Diversity Goals is straight-line for growth over the baseline subject to the 200% cap and the Inclusion Goal is subject to a 70% achievement threshold and paid linear above the applicable target and subject to the 200% cap at a 90% achievement level. The actual cash incentive bonus earned for fiscal year 2024 is set forth above in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table for Fiscal Year 2024 and reflects the decision of the Compensation Committee to cap the NEO cash incentive bonuses at 75% of target for the NEOs other than Mr. Locoh-Donou and 50% for Mr. Locoh-Donou. More details regarding the cash incentive bonus is set forth in the Compensation Discussion and Analysis.
3.
Represents (i) the second year performance portion of the revenue metric and EPS metric of the annual equity awards issued to all NEOs in fiscal year 2023 (12.5% of the total annual equity awards issued in fiscal year 2023) (the “2023 Performance Award”), the (ii) third year performance portion of the revenue

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and EPS metric of the annual equity awards issued to all NEOs in fiscal year 2022 (12.5% of the total annual equity awards issued in fiscal year 2022) (the “ 2022 Performance Award”) and the third year performance portion of the revenue metric and EPS metric of the performance-based equity award issued to Mr. Whalen in fiscal year 2022 (12.5% of the total equity award issued to Mr. Whalen in February 2022) (the “Whalen Performance Award”). The revenue metric is weighted double the EPS metric. The terms of the performance awards are described in more detail in the Compensation Discussion and Analysis. Under ASC Topic 718, these performance awards are treated as grants in fiscal year 2024 as the applicable performance targets were set in fiscal year 2024. The closing price of the Common Stock on the grant date of October 31, 2023 was $151.59.
4.
The performance-based annual equity awards issued to each NEO in fiscal year 2024 vest annually over three years, until such portion of the grant is fully vested on November 1, 2027. The revenue and EPS performance metrics have a one-year performance measurement period and a series of two additional one-year cliff vesting periods with one third vesting each year based upon achievement over the first one-year performance period. The rTSR metric vests annually based on one year, two year and three year rTSR, respectively, and is weighted 25% in year 1, 25% in year 2 and 50% in year 3 of the goal within the performance period of the 2024 Performance Award. The terms of the performance awards are described in more detail in the Compensation Discussion and Analysis. The closing price of the Common Stock on the grant date of November 1, 2023 was $151.92.

5.
If Company performance during the measurement period resulted in the maximum number of performance awards treated as granted in fiscal year 2024 vesting, values for the maximum award calculated by multiplying the maximum award number by the grant date value ($151.59 for October 31, 2023 and $151.92 for November 1, 2023 ) would be as follows: Mr. Locoh-Donou $21,675,203, Mr. Pelzer $4,908,864, Mr. Fountain $5,968,635, Ms. Sprague $6,012,141 and Mr. Whalen $5,964,738.

6.
Represents the service-based 46.1% of the annual equity awards issued on November 1, 2023 to each of Messrs. Pelzer, Fountain, and Whalen and Ms. Sprague; and represents the service-based 36.4% of the annual equity award issued to Mr. Locoh-Donou. The annual equity award vests in equal quarterly increments over three years, until such portion of the grant is fully vested on November 1, 2026.

7.
This column represents the aggregate grant date fair value of the RSUs treated as granted to NEOs in fiscal year 2024, computed in accordance with ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. For additional information, please refer to note 1 “Summary of Significant Accounting Policies — Stock-based Compensation” and note 10 “Stock-based Compensation” in our financial statements included in our Annual Report to Shareholders on Form 10-K for the fiscal year ended September 30, 2024.

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Outstanding Equity Awards at September 30, 2024

	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(7)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(7)
François Locoh-Donou	116,813(2)	25,722,223	29,417(8)	6,477,623
Frank Pelzer	30,315(3)	6,675,363	6,521(9)	1,435,924
Tom Fountain	37,068(4)	8,162,374	7,946(10)	1,749,709
Kara Sprague	37,739(5)	8,310,128	8,292(11)	1,825,898
Chad Whalen	38,922(6)	8,570,624	7,302(12)	1,607,900

1.	No NEO had options outstanding at September 30, 2024.
2.
Composed of the following service-based equity awards: (i) 1,550 RSUs which vest in equal quarterly increments through November 1, 2024; (ii) 12,685 RSUs which vest in equal quarterly increments through November 1, 2025; and (iii) 22,710 RSUs which vest in equal quarterly increments through November 1, 2026; as well as the following performance-based awards based on achievement ending within fiscal year 2024: (i) 10,194 performance-based RSUs with respect to the equity award issued in fiscal year 2022; (ii) 19,628 performance-based RSUs with respect to the equity award issued in fiscal year 2023; and (iii) 50,046 performance-based RSUs with respect to the equity award issued in fiscal year 2024. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-Based Awards Table in Fiscal Year 2024 and the Compensation Discussion and Analysis.

3.
Composed of the following service-based equity awards: (i) 485 RSUs which vest in equal quarterly increments through November 1, 2024; (ii) 4,036 RSUs which vest in equal quarterly increments through November 1, 2025; (iii) 7,899 RSUs which vest in equal quarterly increments through November 1, 2026; as well as the following performance-based awards based on achievement ending within fiscal year 2024: (i) 2,123 performance-based RSUs with respect to the equity award issued in fiscal year 2022; (ii) 4,163 performance-based RSUs with respect to the equity award issued in fiscal year 2023; and (iii) 11,609 performance-based RSUs with respect to the equity award issued in fiscal year 2024. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-Based Awards Table in Fiscal Year 2024 and the Compensation Discussion and Analysis.

4.
Composed of the following service-based equity awards: (i) 678 RSUs which vest in equal quarterly increments through November 1, 2024; (ii) 5,045 RSUs which vest in equal quarterly increments through November 1, 2025; (iii) 9,381 RSUs which vest in equal quarterly increments through November 1, 2026; as well as the following performance-based awards based on achievement ending within fiscal year 2024: (i) 2,973 performance-based RSUs with respect to the equity award issued in fiscal year 2022; (ii) 5,204 performance-based RSUs with respect to the equity award issued in fiscal year 2023; and (iii) 13,787 performance-based RSUs with respect to the equity award issued in fiscal year 2024. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-Based Awards Table in Fiscal Year 2024 and the Compensation Discussion and Analysis.

5.
Composed of the following service-based equity awards: (i) 640 RSUs which vest in equal quarterly increments through November 1, 2024; (ii) 5,478 RSUs which vest in equal quarterly increments through November 1, 2025; (iii) 9,381 RSUs which vest in equal quarterly increments through November 1, 2026; as well as the following performance-based awards based on achievement ending within fiscal year 2024: (i) 2,803 performance-based RSUs with respect to the equity award issued in fiscal year 2022; (ii) 5,650 performance-based RSUs with respect to the equity award issued in fiscal year 2023; and (iii) 13,787 performance-based RSUs with respect to the equity award issued in fiscal year 2024. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-Based Awards Table in Fiscal Year 2024 and the Compensation Discussion and Analysis.

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6.
Composed of the following service-based equity awards: (i) 640 RSUs which vest in equal quarterly increments through November 1, 2024; (ii) 2,428 RSUs from Mr. Whalen’s February 1, 2022 equity award issued in fiscal 2022 which vests in equal annual increments through February 1, 2025; (iii) 4,757 RSUs which vest in equal quarterly increments through November 1, 2025; (iv) 8,394 RSUs which vest in equal quarterly increments through November 1, 2026; as well as the following performance-based awards based on achievement ending within fiscal year 2024: (i) 2,803 and 2,661 performance-based RSUs with respect to the equity awards issued in fiscal year 2022; (ii) 4,906 performance-based RSUs with respect to the equity award issued in fiscal year 2023; and (iii) 12,333 performance-based RSUs with respect to the equity award issued in fiscal year 2024. For more detail regarding the performance-based awards, see footnote (3) and (4) of the Grants of Plan-Based Awards Table in Fiscal Year 2024 and the Compensation Discussion and Analysis.

7.	Calculated by multiplying the number of unvested RSUs held by the NEO by the closing price of the Common Stock ($220.20) on September 30, 2024.
8.
Composed of the following equity awards: (i) target 15,221 performance-based RSUs from the annual equity award issued in fiscal year 2023 which with respect to performance ending within fiscal year 2025 can vest November 1, 2025; and (ii) target 14,196 performance-based RSUs from the annual equity award issued in fiscal year 2024 with respect to TSR performance through fiscal 2025 and through 2026 as set forth in footnote (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting. The RSUs from the annual equity awards issued in fiscal year 2023 for which the performance criteria has not been established as of September 30, 2024 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

9.
Composed of the following equity awards: (i) target 3,229 performance-based RSUs from the annual equity award issued in fiscal year 2023 which with respect to performance ending within fiscal year 2025 can vest November 1, 2025; and (ii) target 3,292 performance-based RSUs from the annual equity award issued in fiscal year 2024 with respect to TSR performance through fiscal 2025 and through 2026 as set forth in footnote (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting. The RSUs from the annual equity awards issued in fiscal year 2023 for which the performance criteria has not been established as of September 30, 2024 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

10.
Composed of the following equity awards: (i) target 4,036 performance-based RSUs from the annual equity award issued in fiscal year 2023 which with respect to performance ending within fiscal year 2025 can vest November 1, 2025; and (ii) target 3,910 performance-based RSUs from the annual equity award issued in fiscal year 2024 with respect to TSR performance through fiscal 2025 and through 2026 as set forth in footnote (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting. The RSUs from the annual equity awards issued in fiscal year 2023 for which the performance criteria has not been established as of September 30, 2024 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

11.
Composed of the following equity awards: (i) target 4,382 performance-based RSUs from the annual equity award issued in fiscal year 2023 which with respect to performance ending within fiscal year 2025 can vest November 1, 2025; and (ii) target 3,910 performance-based RSUs from the annual equity award issued in fiscal year 2024 with respect to TSR performance through fiscal 2025 and through 2026 as set forth in footnote (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting. The RSUs from the annual equity awards issued in fiscal year 2023 for which the performance criteria has not been established as of September 30, 2024 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

12.
Composed of the following equity awards: (i) target 3,805 performance-based RSUs from the annual equity award issued in fiscal year 2023 which with respect to performance ending within fiscal year 2025 can vest November 1, 2025; and (ii) target 3,497 performance-based RSUs from the annual equity award issued in fiscal year 2024 with respect to TSR performance through fiscal 2025 and through 2026 as set forth in footnote (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table, subject to the Company achieving performance criteria and assuming target payout and service until vesting. The RSUs from the annual equity awards issued in fiscal year 2023 for which the performance criteria has not been established as of September 30, 2024 have been treated as outstanding at target for purposes of this table but are not yet treated as granted under ASC Topic 718.

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Executive Compensation
Option Exercises and Stock Vested in Fiscal Year 2024

	Stock Awards(1)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
François Locoh-Donou	59,742	$9,739,299
Frank Pelzer	16,638	$2,745,307
Tom Fountain	21,703	$3,571,002
Kara Sprague	20,691	$3,421,991
Chad Whalen	23,805	$4,014,856

1.	There were no option exercises in fiscal year 2024.
2.	Amounts reflect the closing market price of our Common Stock on the day the stock award vested, multiplied by the number of shares vesting.

66	Fiscal Year 2024 Proxy Statement

Executive Compensation
Potential Payments Upon Termination or Change of Control	Each of our Named Executive Officers is an “at-will” employee, and his or her employment may be terminated at any time with or without cause.

The Company has entered into change of control agreements with Messrs. Locoh-Donou, Pelzer, Fountain and Whalen and Ms. Sprague. These change of control agreements are “double trigger” agreements which provide a protection period of two years after a change of control during which the Named Executive Officer’s annual base salary and annual target incentive bonus cannot be reduced. In addition, each change of control agreement entitles the executive officer to severance benefits if his or her employment with the Company is terminated within two years after a change of control of the Company, unless such termination is (i) due to death or total disability, (ii) by the Company for cause, or (iii) by the executive officer without good reason. The amount of severance payable to Mr. Locoh-Donou will be equal to two times, and in the case of the other Named Executive Officers one time the sum of the executive officer’s (a) annual salary at the highest rate in effect in the 12 months preceding the change of control date and (b) highest annual target incentive bonus in effect in the 12 months preceding the change of control date. In addition, each Named Executive Officer will be entitled to a pro-rata annual bonus for the year in which his or her termination of employment occurs, and payment by the Company of premiums for health insurance benefit continuation for one year after termination of the Named Executive Officer’s employment, outplacement services for a period of up to 12 months with a cost to the Company of up to $25,000, and vesting of equity awards. The change of control agreements do not include a tax gross up payment provision. If payments under the change of control agreements or otherwise would subject a Named Executive Officer to the IRS parachute excise tax, the Company would then either (i) reduce the payments to the largest portion of the payments that would result in no portion of the payments being subject to the parachute excise tax or (ii) pay the full amount of such payments, whichever is better on an after-tax basis for the Named Executive Officer.

For purposes of the change of control agreements, a “change of control” is generally defined as (i) acquisition of beneficial ownership of at least 30% of our outstanding shares; (ii) the incumbent directors or those they approve cease to constitute a majority of the Board of Directors; (iii) a consummation of a reorganization, merger, or consolidation unless, following such transaction: (A) more than 50% of the shares after the transaction are beneficially owned by persons who owned shares prior to the transaction in substantially the same proportions, (B) the incumbent Board members constitute more than 50% of the members of the Board, and (C) no person newly acquires beneficial ownership of at least 30% of the shares; (iv) the sale or other disposition of all or substantially all of our assets unless the conditions described above in (A), (B) and (C) are satisfied with respect to the entity which acquires such assets; or (v) our liquidation or dissolution. In addition, the RSU grant agreements issued to our Named Executive Officers provide that upon certain changes in control of the Company the vesting of outstanding and unvested RSUs will accelerate and such RSUs will become fully vested. Our Named Executive Officers held no outstanding options as of September 30, 2024.

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Executive Compensation
The following table sets forth an estimate of the payments and benefits that each Named Executive Officer would have received if a change of control of the Company occurred on September 30, 2024 and termination of employment occurred immediately thereafter.
2024 Potential Payments Upon Termination After a Change of Control Table(1)

Name	Benefit	Termination After Change of Control ($)(4)
François Locoh-Donou	Severance amount(2)	4,425,200
	Accelerated vesting of RSUs(3)	32,199,846
	Benefit coverage continuation	34,778
	Outplacement services	25,000
	Total	36,684,824
Frank Pelzer	Severance amount(2)	1,067,800
	Accelerated vesting of RSUs(3)	8,111,287
	Benefit coverage continuation	34,778
	Outplacement services	25,000
	Total	9,238,865
Tom Fountain	Severance amount(2)	1,164,000
	Accelerated vesting of RSUs(3)	9,912,083
	Benefit coverage continuation	34,778
	Outplacement services	25,000
	Total	11,135,861
Kara Sprague	Severance amount(2)	997,500
	Accelerated vesting of RSUs(3)	10,136,026
	Benefit coverage continuation	23,747
	Outplacement services	25,000
	Total	11,182,273
Chad Whalen	Severance amount(2)	998,000
	Accelerated vesting of RSUs(3)	10,178,524
	Benefit coverage continuation	34,778
	Outplacement services	25,000
	Total	11,236,302

1.
Assumes termination of employment and change in control occurred on September 30, 2024. Because termination of employment is assumed to have occurred on September 30, 2024 (the end of the fiscal year), the prorated bonus otherwise payable upon a termination of employment without cause or for good reason is not reflected in the table above. Payments and benefits provided on a nondiscriminatory basis to employees upon termination of employment are also not set forth in the table including accrued salary, accrued but unused paid time off and distributions of plan balances under our 401(k) plan.

2.	The severance amount is the product of (a) annual salary and annual target incentive bonus, multiplied by (b) two for Mr. Locoh-Donou and one for the other Named Executive Officers.
3.
Calculated by multiplying the number of unvested RSUs (assuming performance-based RSUs at target for performance periods ending after fiscal year 2024) held by the NEO by the closing market price of the Company’s Common Stock ($220.20) on September 30, 2024.

4.
Amounts in the column “Termination after Change in Control” reflect amounts payable to the NEOs if terminated within two years after a change of control. Note that the acceleration of RSUs occurs upon a Change of Control regardless of whether employment is terminated.

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Executive Compensation
Mr. Locoh-Donou’s employment is at-will and if the Company terminates Mr. Locoh-Donou’s employment without cause or he terminates his employment for good reason as defined in his employment offer letter, the Company will provide to Mr. Locoh-Donou: (1) an amount equal to his first year base salary and his executive cash incentive compensation calculated at target and (2) at the Company’s discretion, either (a) vesting of Mr. Locoh-Donou’s equity scheduled to vest in the six months following the termination date or (b) the payment of cash equal to the value of such equity as of the termination date. If on September 30, 2024 Mr. Locoh-Donou’s employment had been terminated without cause or he terminated his employment for good reason, he would have been paid severance of $1,794,567 and the RSUs scheduled to vest from October 1, 2024 through March 31, 2025 would at the Company’s discretion either vest or the Company would pay Mr. Locoh-Donou the cash value of such RSUs. 11,670 service-based RSUs and 51,398 performance-based RSUs would have vested in the six-month period following September 30, 2024 with such aggregate 63,068 RSUs valued at $13,887,574 based on the closing price of Common Stock as of September 30, 2024 ($220.20). Such payments are all contingent on Mr. Locoh-Donou’s compliance with certain non-competition restrictions for a period of 12 months following termination of employment described in his offer letter and his execution and the effectiveness of an appropriate general release of claims. The term “cause” shall have the meaning as defined in the change of control agreement referenced above and “good reason” shall have the meaning as defined in his offer letter. In no case shall Mr. Locoh-Donou be entitled to termination payments under both the offer letter and the change of control agreement.
Mr. Pelzer ended his employment as Chief Financial Officer of the Company on November 18, 2024. As inducement to Mr. Pelzer entering into a consulting agreement to act as a senior advisor to his successor for the period from approximately December 1, 2024 to May 31, 2025, the Company provided Mr. Pelzer a lump sum payment in the amount of $315,125, less applicable deductions, taxes, and withholdings and the acceleration of vesting of 6,740 service-vesting restricted stock units that were previously granted to Mr. Pelzer. Pursuant to the consulting agreement, Mr. Pelzer is paid $46,833.33 per month for the six-month term of the consulting agreement and applicable expenses. Mr. Pelzer agreed to, among other things, certain non-disclosure obligations and waiver and release of claims.
Ms. Sprague ended her employment as Executive Vice President and Chief Product Officer on November 2, 2024 and received no severance or additional post-termination compensation.

Pay Ratio
As provided for by the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC adopted a rule requiring companies to disclose the ratio of the median employee’s annual total compensation relative to the annual total compensation of the CEO. As disclosed in the “Summary Compensation Table” above, the fiscal year 2024 annual total compensation for our CEO was $18,044,442. We estimate that the fiscal year 2024 annual total compensation for the median of all employees, excluding our CEO, was $156,076. The resulting ratio of our CEO’s annual total compensation to that of the median of all employees, excluding our CEO, for fiscal year 2024 is 116 to 1.

We identified the median employee by (i) aggregating for each employee employed on September 30, 2024 (A) annual base salary for salaried employees or hourly rate multiplied by estimated work schedule for hourly and seasonal employees, in each case annualized for newly-hired employees, (B) target incentive compensation and (C) grant date fair market value of equity compensation, (ii) converting amounts from local currency to U.S. dollars and (iii) ranking this compensation measure for our employees other than our CEO from lowest to highest. We identified the employee with the median target compensation calculated as described in the preceding sentence. We calculated annual total compensation for the median employee using the same methodology used to calculate the “Total” column of the “Summary Compensation Table.”
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their

Fiscal Year 2024 Proxy Statement	69

Executive Compensation
employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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Executive Compensation

PAY VERSUS PERFORMANCE
In accordance with Item 402(v) of Regulation S-K, we provide the following disclosure regarding executive compensation for Mr. Locoh-Donou, our President and CEO (referred to in the tables below and related information as our principal executive officer (“PEO”)) and Non-PEO NEOs and Company performance for the fiscal years listed below. For information regarding the Company’s pay for performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to our “Compensation Discussion and Analysis.”

Pay Versus Performance Table for Fiscal Year 2024

Fiscal Year	Summary Compensation Table Total for François Locoh-Donou[1] ($)	Compensation Actually Paid to François Locoh- Donou[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Revenue ($ Millions)[5]
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(b)	(d)	(e)	(f)	(g)	(h)	(i)
2024	18,044,442	28,656,363	5,841,765	8,952,978	179.36	222.15	566.8	2,816.1
2023	10,856,765	13,807,880	3,953,914	4,619,933	131.25	145.50	394.9	2,813.2
2022	12,823,862	5,483,202	5,141,989	2,440,083	117.89	103.12	322.2	2,695.8
2021	11,469,726	21,786,280	4,137,411	7,165,279	161.91	128.90	331.2	2,603.4

1.	Mr. Locoh-Donou was our PEO for each fiscal year presented. The individuals comprising the Non-PEO NEOs for each fiscal year are listed below.

2021	2022	2023	2024
Frank Pelzer	Frank Pelzer	Frank Pelzer	Frank Pelzer
Tom Fountain	Tom Fountain	Tom Fountain	Tom Fountain
Chad Whalen	Kara Sprague	Kara Sprague	Kara Sprague
Haiyan Song	Chad Whalen	Chad Whalen	Chad Whalen

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity award values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Exclusion of Stock Awards” column are the amounts from the “Stock Awards” column set forth in the Summary Compensation Table for each applicable fiscal year.

Fiscal Year	Summary Compensation Table Total for François Locoh- Donou ($)	Exclusion of Stock Awards for François Locoh- Donou ($)	Inclusion of Equity Award Values for François Locoh- Donou ($)	Compensation Actually Paid to François Locoh- Donou ($)
2024	18,044,442	(16,426,775)	27,038,696	28,656,363

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Executive Compensation
Fiscal Year	Average Summary Compensation Table Total for Non- PEO NEOs ($)	Average Exclusion of Stock Awards for Non- PEO NEOs ($)	Average Inclusion of Equity Award Values for Non- PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	5,841,765	(4,886,297)	7,997,510	8,952,978

The amounts in the “Inclusion of Equity Award Values” column in the tables above are derived from the amounts set forth in the following tables:

Fiscal Year	Year-End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Outstanding and Unvested as of Last Day of Covered Fiscal Year for François Locoh-Donou ($)	Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Outstanding and Unvested Equity Awards Granted During Prior Fiscal Year for François Locoh- Donou ($)	Vesting-Date Fair Value of Equity Awards Granted During Covered Fiscal Year that Vested During Such Fiscal Year for François Locoh-Donou ($)
Change in Fair
Value from Last
Day of Prior Fiscal
Year to Vesting
Date of
Outstanding and
Unvested Equity
Awards Granted
During Prior Fiscal
Year that Vested
During Covered
Fiscal Year for
François Locoh-
Donou
($)
					Total Inclusion of Equity Award Values for François Locoh-Donou ($)
2024	20,705,461	4,930,454	1,382,699	20,082	27,038,696

Fiscal Year	Average Year-End Fair Value of Equity Awards Granted During Covered Fiscal Year That Remained Outstanding and Unvested as of Last Day of Covered Fiscal Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Fiscal Year to Last Day of Covered Fiscal Year of Outstanding and Unvested Equity Awards Granted During Prior Fiscal Year for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Covered Fiscal Year that Vested During Such Fiscal Year for Non-PEO NEOs ($)
Average Change in
Fair Value from
Last Day of Prior
Fiscal Year to
Vesting Date of
Outstanding and
Unvested Equity
Awards Granted
During Prior Fiscal
Year that Vested
During Covered
Fiscal Year for
Non-PEO NEOs
($)
					Total Average Inclusion of Equity Award Values for Non-PEO NEOs ($)
2024	5,970,214	1,433,078	533,434	60,784	7,997,510

4.
The Peer Group TSR set forth in this table utilizes the S&P 500 Information Technology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024. The comparison assumes $100 was invested for the period starting September 30, 2020, through the end of the listed fiscal year in the Company and in the S&P 500 Information Technology Index, respectively. Historical stock price performance is not necessarily indicative of future stock price performance.

72	Fiscal Year 2024 Proxy Statement

Executive Compensation
5.
We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in fiscal 2024. We may determine a different financial performance measure to be the most important financial performance measure in future years.

Relationship Between “Compensation Actually Paid” and Financial Performance Measures
In accordance with Item 402(v) of Regulation S-K, the following charts set forth the relationship between Compensation Actually Paid (see footnote 2 above) to our PEO and the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s financial performance as measured by our TSR, our peer group TSR, our Net Income, and our Revenue.

Relationship Between Pay and Performance
In addition to the tabular disclosure above, the pay verses performance rules require us to describe the relationship between “Compensation Actually Paid” and the performance measures shown in the main table above.

Below are graphs showing the relationship of “Compensation Actually Paid” to our PEO and other NEOs in fiscal years 2021, 2022, 2023 and 2024 to (1) our TSR and the Standard & Poor’s 500 Information & Technology Index TSR, (2) our net income, and (3) our revenue.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company TSR and Peer Group TSR

PEO and Average Non-PEO NEO Compensation Actually Paid Versus TSR and S&P 500 Information Technology Index TSR

Compensation Actually Paid ($ Millions)
35
30
25
20
15
10
5
0
$250
$200
$150
$100
$50
$0
S&P 500 Information Technology Index TSR
Company TSR (FYE 2020 Indexed to $100)
2020
2021
2022
2023
2024
$100.00
$100.00
$21.8
$161.91
$128.90
$7.2
$5.5
$117.89
$103.12
$2.4
$13.8
$145.50
$131.25
$4.6
$28.7
$222.15
$179.36
$9.0
François Locoh-Donou Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
F5, Inc. TSR
S&P 500 Information Technology Index TSR

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Executive Compensation
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Million)
35
30
25
20
15
10
5
0
$600
$500
$400
$300
$200
$100
$0
$21.8
$7.2
$331.2
$5.5
$2.4
$322.2
$13.8
$4.6
$394.9
$28.7
$9.0
$566.8
2021
2022
2023
2024
François Locoh-Donou Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
F5, Inc. Net Income

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue

PEO and Average Non-PEO NEO Compensation Actually Paid Versus Revenue

Compensation Actually Paid ($ Millions)
35
30
25
20
15
10
5
0
$3000
$2500
$2000
$1500
$1000
$500
0
F5, Inc. Revenue ($ Million)
$2,603.4
$2,695.8
$2,813.2
$2,816.1
$21.8
$7.2
$5.5
$2.4
$13.8
$4.6
$28.7
$9.0
2021
2022
2023
2024
François Locoh-Donou Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
F5, Inc. Revenue

74	Fiscal Year 2024 Proxy Statement

Executive Compensation
We believe the “compensation actually paid” in each of the years reported above are primarily reflective of the annual changes in our stock price performance and the performance of our PSUs. For further information concerning our pay-for-performance philosophy and how we align executive compensation with our performance, as well as the details on the terms of our short-term incentive program and our performance-vesting equity awards refer to our “Compensation Discussion and Analysis”.
Tabular List of Most Important Financial Performance Measures
The following table presents the financial and non-financial performance measures that the Company considers to have been the most important financial and non-financial performance measures in linking Compensation Actually Paid to our PEO and our Non-PEO NEOs for fiscal 2024 to Company performance. The measures in this table are not ranked and are described in our Compensation Discussion and Analysis.
Revenue
Non-GAAP Operating Income
Diversity and Inclusion
Non-GAAP EPS
Relative TSR

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Executive Compensation

Report of the Audit Committee
The Audit Committee consists of directors, each of whom, in the judgment of the Board of Directors, is an “independent director” as defined in the Nasdaq Listing Rules. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors. The Audit Committee charter is available on the “Company — Investor Relations — ESG — Governance Documents” section of the Company’s website, located at https://investors.f5.com/esg/.

On behalf of the Board of Directors, the Audit Committee oversees the Company’s financial reporting process and its internal controls over financial reporting, areas for which management has the primary responsibility. PricewaterhouseCoopers LLP, the independent registered public accounting firm (the “Auditors”), is responsible for expressing an opinion as to the conformity of the audited financial statements with accounting principles generally accepted in the United States of America and for issuing the Auditors’ opinion on the effectiveness of the Company’s internal controls over financial reporting. The Audit Committee oversees procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. In conjunction with its oversight of major financial and compliance risks to the Company, the Audit Committee receives periodic updates on risk topics from Company leaders.
In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the Auditors the audited financial statements and the quarterly unaudited financial statements of the Company for the fiscal year ended September 30, 2024, matters relating to the Company’s internal controls over financial reporting, and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.
The Audit Committee discussed with the Auditors the overall scope and plans for the annual audit. The Audit Committee meets with the Auditors, with and without management present, to discuss the results of their examinations, their consideration of the Company’s internal controls in connection with their audit, and the overall quality of the Company’s financial reporting.
The Audit Committee reviewed with the Auditors their judgments as to the quality and acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has discussed and reviewed with the Auditors all matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission (the “SEC”).
The Audit Committee has received the written disclosures and the letter from the Auditors required by applicable requirements of the PCAOB regarding the Auditors’ communications with the Audit Committee concerning independence and has discussed with the Auditors the Auditors’ independence.

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Executive Compensation
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended September 30, 2024 be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 for filing with the SEC. The Audit Committee has also selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. The Board of Directors is recommending that shareholders ratify this selection at the Annual Meeting.
Respectfully submitted,

Elizabeth L. Buse
Michael L. Dreyer
Tami Erwin
Julie M. Gonzalez
Peter S. Klein, Chair
Maya McReynolds
Nikhil Mehta

Fees Paid to Pricewater- houseCoopers LLP	The following is a summary of the fees billed to the Company by PricewaterhouseCoopers LLP for professional services rendered for the fiscal years ended September 30, 2024 and 2023:

	Years Ended September 30,
Fee Category	2024	2023
Audit Fees	$4,476,517	$4,179,923
Audit-Related Fees	—	$290,000
Tax Fees	$215,181	$184,820
All Other Fees	$2,205	$992
Total Fees	$4,693,904	$4,655,735

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings.
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with financial accounting and reporting standards, due diligence services in connection with acquisitions, and other services related to registration statements and public offerings.
Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, tax audit defense, customs and duties, mergers and acquisitions, and international tax planning.
All Other Fees. Consists of software licensing fees for accounting research tools.

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Executive Compensation

Audit Committee Pre-Approval Procedures
The Audit Committee meets with our independent registered public accounting firm to approve the annual scope of accounting services to be performed and the related fee estimates. The Audit Committee also meets with our independent registered public accounting firm, on a quarterly basis, following completion of its quarterly reviews and annual audit and prior to our earnings announcements, to review the results of its work. During the course of the year, the Chair of the Audit Committee has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. The Chair of the Audit Committee reports any interim pre-approvals at the following quarterly meeting. At each of the meetings, management and our independent registered public accounting firm update the Audit Committee with material changes to any service engagement and related fee estimates as compared to amounts previously approved. During fiscal years 2023 and 2024, all services performed by PricewaterhouseCoopers LLP for the Company were pre-approved by the Audit Committee in accordance with the foregoing procedures.

Annual Independence Determination
The Audit Committee considered whether the provision of non-audit services is compatible with the principal accountants’ independence and concluded that the provision of non-audit services is and has been compatible with maintaining the independence of the Company’s external auditors.

78	Fiscal Year 2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of January 7, 2025 by (a) each person known to the Company to own beneficially more than 5% of outstanding shares of Common Stock on January 7, 2025, (b) each director and nominee for director of the Company, (c) the NEOs, as defined herein, and (d) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Outstanding(2)
BlackRock, Inc.(3) 50 Hudson Yards, New York, New York 10001	6,189,770	10.67%
The Vanguard Group(4) 100 Vanguard Blvd., Malvern, PA 19355	7,435,868	12.82%
Hotchkis & Wiley Capital Management, LLC(5) 601 S. Figueroa Street 39th Fl, Los Angeles, CA 90017	5,489,388	9.46%
State Street Corporation(6) State Street Financial Center, 1 Congress Street, Suite 1, Boston, MA 02114-2016	3,102,464	5.35%
François Locoh-Donou(7)	160,584	*
Frank Pelzer	37,995	*
Tom Fountain(8)	23,387	*
Kara Sprague	71,444	*
Chad Whalen(9)	37,064	*
Marianne N. Budnik	2,498	*
Elizabeth L. Buse	5,204	*
Michel Combes	3,562	*
Michael L. Dreyer	4,867	*
Tami Erwin	599	*
Julie M. Gonzalez	0
Alan J. Higginson	9,882	*
Peter S. Klein	12,024	*
Maya McReynolds	0
Nikhil Mehta	8,800	*
Michael F. Montoya	4,252	*
All current directors and executive officers as a group (19 people)(10)	301,259	*

*	less than 1%.
1.	Unless otherwise indicated, the address of each of the named individuals is c/o F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104.

Fiscal Year 2024 Proxy Statement	79

Security Ownership of Certain Beneficial Owners and Management
2.
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire beneficial ownership within 60 days after January 7, 2025. Except as otherwise noted, to the Company’s knowledge each person or entity has sole voting and investment power with respect to the shares shown.

3.	As reported by BlackRock, Inc. in a Schedule 13G/A filed on December 6, 2024.
4.	As reported by The Vanguard Group in a Schedule 13G/A filed on February 13, 2024.
5.	As reported by Hotchkis & Wiley Capital Management, LCC in a Schedule 13G/A filed on November 14, 2024.
6.	As reported by State Street Corporation in a Schedule 13G filed on January 29, 2024.
7.
Includes 7,173 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 7, 2025. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table.

8.
Includes 3,001 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 7, 2025. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table.

9.
Composed of 7,690 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 7, 2025. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table.

10.
Directors and current executive officers as of January 7, 2025 so not reflecting the shares owned by Mr. Pelzer who retired effective November 18, 2014 and Ms. Sprague who resigned effective November 2, 2024. Includes 21,485 shares of Common Stock underlying RSUs granted under the F5, Inc. Incentive Plan that are issuable within 60 days of January 7, 2025. This does not include the shares of Common Stock underlying RSUs which are subject to future performance-based vesting as set forth in footnotes (3) and (4) to the Grants of Plan-Based Awards in Fiscal Year 2024 Table.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC reports of ownership of Company securities and changes in reported ownership. Based on a review of reports filed with the SEC, or written representations from reporting persons that all reportable transactions were reported, the Company believes that during fiscal year 2024 the Company's officers, directors, and greater than ten percent owners timely filed all reports they were required to file under Section 16(a), except that Mr. Locoh-Donou, due to a Company administrative error, filed one report one day late.

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Security Ownership of Certain Beneficial Owners and Management

EQUITY COMPENSATION PLAN INFORMATION	The following table provides information as of September 30, 2024 with respect to the shares of Common Stock that may be issued under the Company’s existing equity compensation plans.

	Column A	Column B	Column C
Plan Category	Number of securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (total securities authorized but unissued under the plans, less Column A)
Equity compensation plans approved by security holders(1)	1,581,253(2)	$39.36(3)	5,751,154(4)
Equity compensation plans not approved by security holders(5)	27,650(6)	—	—
Total	1,608,903	$39.36	5,751,154

1.
Consists of the F5, Inc. Incentive Plan, the F5 Networks, Inc. Assumed Nginx Inc. 2011 Share Plan (the “Assumed Nginx Plan”), the F5 Networks, Inc. Assumed Shape 2011 Stock Plan (the “Assumed Shape Plan”), the F5 Networks, Inc. Assumed Volterra 2017 Stock Plan (the “Assumed Volterra Plan”), and the F5, Inc. Assumed Lilac Cloud 2018 Equity Incentive Plan (the “Assumed Lilac Plan”). The Company terminated the Assumed Nginx Plan effective October 31, 2019 and no additional shares may be issued from the Assumed Nginx Plan. The Company terminated the Assumed Shape Plan effective December 28, 2020 and no additional shares may be issued from the Assumed Shape Plan. The Company terminated the Assumed Volterra Plan effective October 29, 2021 and no additional shares may be issued from the Assumed Volterra Plan. The Company terminated the Assumed Lilac Plan effective October 31, 2023 and no additional shares may be issued from the Assumed Lilac Plan.

2.
Includes 3,374 shares issuable upon exercise of outstanding options under the Assumed Nginx Plan, 31,363 shares issuable upon exercise of outstanding options under the Assumed Shape Plan, 18,406 shares issuable upon exercise of outstanding options and 1,059 shares issuable upon vesting of outstanding RSUs granted under the Assumed Volterra Plan, 947 shares issuable upon exercise of outstanding options under the Assumed Lilac Plan, and 1,526,104 shares issuable upon vesting of outstanding RSUs granted under the F5, Inc. Incentive Plan. Also included are performance-based RSU awards reported as outstanding at maximum achievement — 200% of the target award.

3.	The weighted-average exercise price does not take into account the shares issuable upon vesting of outstanding RSUs, including performance-based RSU awards, which have no exercise price.
4.	Includes 2,007,597 shares reserved for issuance under the F5, Inc. Employee Stock Purchase Plan (ESPP).
5.
Consists of the F5 Networks, Inc. Nginx Acquisition Equity Incentive Plan (the “Nginx Acquisition Plan”), the F5 Networks, Inc. Threat Stack Acquisition Equity Incentive Plan (the “Threat Stack Acquisition Plan”), the F5 Networks, Inc. Volterra Acquisition Equity Incentive Plan (the “Volterra Acquisition Plan”), and the F5, Inc. Lilac Acquisition Equity Incentive Plan (the “Lilac Acquisition Plan”). The material features of each of these equity compensation plans are set forth in Note 10 in our financial statements, “Summary of Significant Accounting Policies — Stock-based Compensation” included in our Annual Report to Shareholders on Form 10-K for the year ended September 30, 2024. The Company terminated the Nginx Acquisition Plan effective October 31, 2019 and no additional shares may be issued from the Nginx Acquisition Plan. The Company terminated the Threat Stack Acquisition Plan effective January 10, 2022 and no additional shares may be issued from the Threat Stack Acquisition Plan. The Company terminated the Volterra Acquisition Plan effective October 29, 2021 and no additional shares may be issued from the Volterra Acquisition Plan. The Company terminated the Lilac Acquisition Plan effective October 31, 2023 and no additional shares may be issued from the Lilac Acquisition Plan.

Fiscal Year 2024 Proxy Statement	81

Security Ownership of Certain Beneficial Owners and Management
6.
Includes 19 shares issuable upon vesting of outstanding RSUs granted under the Nginx Acquisition Plan, 2,351 shares issuable upon vesting of outstanding RSUs granted under the Threat Stack Acquisition Plan, 4,679 shares issuable upon vesting of outstanding RSUs granted under the Volterra Acquisition Plan, and 20,601 shares issuable upon vesting of outstanding RSUs granted under the Lilac Acquisition Plan.

82	Fiscal Year 2024 Proxy Statement

Proposal one:

Election of Twelve Directors
At the Annual Meeting, the shareholders will vote on the election of twelve directors nominated by the Board of Directors to serve until the Annual Meeting of Shareholders for fiscal year 2025, and until their successors are elected and qualified. The Board of Directors has nominated Marianne N. Budnik, Elizabeth L. Buse, Michel Combes, Michael L. Dreyer, Tami Erwin, Julie M. Gonzalez, Alan J. Higginson, Peter S. Klein, François Locoh-Donou, Maya McReynolds, Nikhil Mehta, and Michael F. Montoya for election to the Board of Directors. The nominees indicated that they are willing and able to serve as directors. If a nominee becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors. At the Annual Meeting, the proxies being solicited will be voted for no more than twelve nominees.

Majority Vote Standard for Director Election
The Company’s Bylaws require that in an uncontested election each director will be elected by the vote of the majority of the votes cast. A majority of votes cast means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director. A share whose ballot is marked as withheld, which is otherwise present at the meeting but for which there is an abstention, or to which a shareholder gives no authority or direction shall not be considered a vote cast. In a contested election, the directors will be elected by the vote of a plurality of the votes cast. A contested election is one in which the number of nominees exceeds the number of directors to be elected.

In an uncontested election, a nominee who does not receive a majority vote will not be elected. Except as explained in the next paragraph, an incumbent director who is not elected because that director does not receive a majority vote will continue to serve as a holdover director until the earliest of: (a) 90 days after the date on which an inspector determines the voting results as to that director; (b) the date on which the Board of Directors appoints an individual to fill the office held by that director; or (c) the date of that director’s resignation.
The Board of Directors may fill any vacancy resulting from the non-election of a director as provided in our Bylaws. The Nominating and ESG Committee will consider promptly whether to fill the office of a nominee who fails to receive a majority vote in an uncontested election and make a recommendation to the Board of Directors about filling the office. The Board of Directors will act on the Nominating and ESG Committee’s recommendation and within 90 days after the certification of the shareholder vote will disclose publicly its decision. No director who fails to receive a majority vote in an uncontested election will participate in the Nominating and ESG Committee’s recommendation or the Board of Directors’ decision about filling the vacancy.
For additional information, the complete Bylaws are available on our website at www.f5.com under the “Company — Investor Relations — ESG — Governance Documents” section.

The Board of Directors recommends a vote “FOR” the election of all of the director nominees.

Fiscal Year 2024 Proxy Statement	83

Advisory Vote to Approve Executive Compensation

Proposal TWO:

Advisory Vote to Approve Executive Compensation
Our shareholders are entitled to vote to approve, on an advisory (nonbinding) basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with SEC rules. The Company is presenting this proposal, which gives shareholders the opportunity to endorse or not endorse our executive compensation programs through an advisory vote for or against the following resolution:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the NEOs, as disclosed pursuant to the compensation disclosure rules of the SEC including in the Compensation Discussion and Analysis, the compensation tables, and related disclosures in the Proxy Statement.”
•
As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” beginning at page 40, our executive compensation programs are designed to directly link executive officer compensation to and to reward executive officers for the Company’s financial performance and the creation of shareholder value. We believe that our executive compensation programs have achieved these objectives, and the Board of Directors urges shareholders to approve the compensation of our NEOs by voting FOR the resolution set forth above. In deciding how to vote on this proposal, the Board of Directors urges you to consider the following factors from fiscal year 2024:

The Company’s Strong Performance	• Annual revenue of $2.8 billion
• Cash flow from operations of $792 million
• GAAP net income of $567 million
• $500 million returned to shareholders through share repurchases
• F5 Named a Leader in the IDC MarketScape: Worldwide Web Application and API Protection Enterprise Platforms 2024 Vendor Assessment
• F5 Named Winner of Best API Security Solution by SC Awards 2024
• F5 Recognized with Six TrustRadius Top Rated Awards
• Finalist for the CRN Tech Innovator Award
• F5 Listed Among Leaders in KuppingerCole Leadership Compass 2024 for WAF
• F5 employee awarded CRN’s The Most Powerful Women of the Channel 2024: Power 100

Compensation and Governance Programs	We emphasize pay for performance and align executive compensation with the Company’s business objectives and performance, and the creation of shareholder value.
Incentive-based compensation is at risk if certain threshold performance metrics are not achieved.

•	Our compensation programs do not encourage excessive or unnecessary risks that could have a material adverse effect on the Company’s value or operating results.
•	We conduct an annual review of our executive compensation programs and use peer and survey group data to evaluate these programs to ensure they achieve the desired goals and objectives.

84	Fiscal Year 2024 Proxy Statement

Advisory Vote to Approve Executive Compensation
•	We have adopted stock ownership and stock holding guidelines for our executive officers to further ensure that the interests of the executive officers are aligned with those of our shareholders.
•
Company executives are required to retain the net shares received as the result of the vesting of RSUs granted during fiscal year 2022 or thereafter for a minimum period of one year after such vesting, which encourages alignment of long-term incentives between executives and shareholders.

•
We have a policy that prohibits executive officers from engaging in short sales of the Company’s securities, transactions in puts, calls, or other derivative securities on an exchange or in any other organized market, and hedging transactions related to the Company’s securities. In addition, executive officers are prohibited, except under certain limited exceptions, from holding Company securities in a margin account or pledging Company securities as collateral for a loan.

•
We believe the revenue and non-GAAP operating income targets used for the cash incentive compensation are appropriate measurements as the Company’s ability to deliver consistent and strong financial performance is of crucial importance in maintaining and growing shareholder value, while the D&I target ensures the Company builds a culture of belonging and representation. The Company believes these targets further the shared interests of the Company’s executive officers and shareholders and promote the Company’s business strategies and objectives. The targets approved by the Compensation Committee each fiscal year require solid execution by the executive team. While the Compensation Committee believes these targets reflect metrics that drive the creation of shareholder value over time, the Compensation Committee also evaluates market conditions for executive compensation, shareholder feedback, and the inputs of various proxy advisory services. Consistent with shareholder feedback, the Company differentiates between the long-term performance metrics and the short-term cash incentive program. The Compensation Committee adopted the following long-term performance-based equity incentive metrics:

•	annualized total Company revenue to continue the executive focus on revenue growth while providing incentives for a longer-term view of that growth;
•	non-GAAP Earnings Per Share to focus on profitability; and
•	a relative total shareholder return component benchmarked against the S&P 500 to continue to align the compensation of the NEOs with shareholder return.
•
We conduct a shareholder advisory vote on executive compensation on an annual basis and meet regularly with shareholders and analysts. The Compensation Committee believes that the results of last year’s vote represents overall approval of the Company’s executive compensation plan.

As an advisory vote, this proposal is not binding on the Company. However, our Board of Directors and our Compensation Committee value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions regarding the Company’s NEOs.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including in the Compensation Discussion and Analysis, the compensation tables, and the related disclosures.

Fiscal Year 2024 Proxy Statement	85

Ratification of Independent Registered Public Accounting Firm

Proposal tHREE:

Ratification of Independent Registered Public Accounting Firm
The Board of Directors requests that the shareholders ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025. The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by shareholders.
Although not required by the Company’s Bylaws or otherwise, the Audit Committee and the Board of Directors believe it appropriate, as a matter of good corporate practice, to request that the shareholders ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2025. If the shareholders do not so ratify, the Audit Committee will reconsider the appointment and may retain PricewaterhouseCoopers LLP or another firm without re-submitting the matter to the Company’s shareholders. Even if the shareholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the shareholders.

The Board of Directors recommends a vote “FOR” ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

86	Fiscal Year 2024 Proxy Statement

Other Business
Neither the Board of Directors nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.

Shareholder Proposals for the Annual Meeting for Fiscal Year 2025
Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in our 2025 proxy statement. These shareholder proposals must be submitted, along with proof of ownership of our Common Stock in accordance with Rule 14a-8(b), to our principal executive offices in care of our Secretary, F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104. We must receive all submissions no later than the close of business (5:00 p.m. Pacific Time) on September 29, 2025. Submitting a shareholder proposal does not guarantee that we will include it in our proxy statement. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.
In addition, the Company’s Bylaws provide that any shareholder intending to propose any nominations or other business at our Annual Meeting for fiscal year 2025 pursuant to the Company’s Bylaws must provide advance notice and such advance notice must be delivered to and received by the Company’s Secretary at the Company’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s Annual Meeting, which in the case of the Annual Meeting for fiscal year 2025 would mean no earlier than November 13, 2025, and no later than December 13, 2025. However, the Bylaws also provide that in the event the date of the Annual Meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s Proxy Statement, this advance notice must be received not earlier than the close of business on the one hundred twentieth (120th) day prior to such Annual Meeting and not later than the close of business on the ninetieth (90th) day prior to such Annual Meeting, or in the event public announcement of the date of such Annual Meeting is first made by the Company fewer than one hundred (100) days prior to the date of such Annual Meeting, the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. Each shareholder’s notice must contain, among other things, the following information as to each matter the shareholder proposes to bring before the Annual Meeting: (A) a brief description of the business desired to be brought before the Annual Meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the Annual Meeting, (B) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and any shareholder associated person, (C) the class and number of shares of the Company that are beneficially owned by the shareholder and any shareholder associated person, and (D) the other information required by the Bylaws, including any other information reasonably requested by the Company. With respect to any shareholder nominees for director such notice shall include as to each person (a “nominee”) whom the shareholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Company that are held of record or are beneficially owned by the nominee and any derivatives positions held or beneficially held by the nominee, (D) a description of any agreement, arrangement or understanding (including,

Fiscal Year 2024 Proxy Statement	87

Other Business
without limitation and regardless of the form of settlement, any derivatives, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, any such nominee with respect to the Company’s securities, (E) a description of certain arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons), and (F) the other information required by the Bylaws, including any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or reelection of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, the nominee’s written consent to being named in the Proxy Statement, if any, as a nominee and to serving as a director if elected or reelected, as the case may be) or the Company’s Bylaws. Shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule for director nominees submitted under the advance notice requirements of our Bylaws must be sure to comply with the additional requirements of Rule 14a-19(b).
The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal, including nomination, that does not comply with these and other applicable requirements, and submission of a shareholder proposal or nomination does not guarantee that it will be included in the Proxy Statement or be presented at the Annual Meeting.
A copy of the full text of the provisions of the Company’s Bylaws dealing with shareholder nominations and proposals is available to shareholders from the Secretary of the Company upon written request.
Information Referenced in this Proxy Statement
The content of the websites referred to in this Proxy Statement are not deemed to be part of, and are not incorporated by reference into, this Proxy Statement.
Proxy Materials Are Available on the Internet
We are furnishing proxy materials to our shareholders primarily via the Internet instead of mailing printed copies of those materials to each shareholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. On or around January 27, 2025, we mailed a Notice of Internet Availability of Proxy Materials to some of our shareholders. The notice contains instructions about how to access our proxy materials and vote online or by telephone. If you would like to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you previously chose to receive our proxy materials electronically, you will continue to receive access to these materials via email unless you elect otherwise.

88	Fiscal Year 2024 Proxy Statement

Other Business
Householding of
Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials, including Proxy Statements and Annual Reports to Shareholders, with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for the Company by reducing printing and postage costs. Under this procedure, the Company will deliver only one copy of the applicable proxy materials, including the Company’s Annual Report to Shareholders for Fiscal Year 2024 (the “2024 Annual Report”) and this Proxy Statement, to multiple shareholders who share the same address (if they appear to be members of the same family), unless the Company has received contrary instructions from an affected shareholder.
The 2024 Annual Report and this Proxy Statement may be found under the “Company — Investor Relations — Financials” section of the Company’s website at www.f5.com. The Company will deliver promptly upon written or oral request a separate copy of the applicable proxy materials to any shareholder at a shared address to which a single copy of those materials was delivered. To receive a separate copy of such proxy materials, shareholders should contact the Company at: Investor Relations, F5, Inc., 801 Fifth Avenue, Seattle, Washington 98104. The Company’s telephone number at that location is (206) 272-5555.
If you are a shareholder, share an address and last name with one or more other shareholders and would like either to request delivery of a single copy of the Company’s proxy materials for yourself and other shareholders who share your address or to revoke your householding consent and receive a separate copy of such proxy materials in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling toll free at (866) 540-7095 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.
A number of brokerage firms also have instituted householding. If you hold your shares in “street name,” please contact your broker, nominee, or other holder of record to request information about householding.

By Order of the Board of Directors

Scot F. Rogers
Secretary

Fiscal Year 2024 Proxy Statement	89

F5, INC.
801 FIFTH AVENUE
SEATTLE, WASHINGTON 98104

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FFIV2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61379-P20661 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

F5, INC.

The Board of Directors recommends you vote FOR the following 12 Director Nominees:

Nominees:

		For	Against	Abstain
1a.	Marianne N. Budnik	☐	☐	☐
1b.	Elizabeth L. Buse	☐	☐	☐
1c.	Michel Combes	☐	☐	☐
1d.	Michael L. Dreyer	☐	☐	☐
1e.	Tami Erwin	☐	☐	☐
1f.	Julie M. Gonzalez	☐	☐	☐
1g.	Alan J. Higginson	☐	☐	☐
1h.	Peter S. Klein	☐	☐	☐
1i.	François Locoh-Donou	☐	☐	☐
1j.	Maya McReynolds	☐	☐	☐
1k.	Nikhil Mehta	☐	☐	☐
1l.	Michael F. Montoya	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V61380-P20661

F5, INC.
FISCAL YEAR 2024
ANNUAL MEETING OF SHAREHOLDERS
March 13, 2025

The undersigned hereby appoints François Locoh-Donou and Scot F. Rogers (collectively, the “proxies”), and each of them, with full power of substitution, as proxies to vote at the annual meeting of shareholders of F5, Inc. (the "Company") for fiscal year 2024, to be held on March 13, 2025 at 11:00 a.m., Pacific Time, by live webcast at www.virtualshareholdermeeting.com/FFIV2025, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company, held or owned by the undersigned, as directed on the reverse side of this proxy card, and in his discretion upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTINUED AND TO BE SIGNED ON REVERSE SIDE